                                                                    EXHIBIT 99.1

EXECUTION COPY
================================================================================

                                   BELK, INC.
                           BELK ADMINISTRATION COMPANY
                            BELK INTERNATIONAL, INC.
                           BELK STORES SERVICES, INC.
                BELK-SIMPSON COMPANY, GREENVILLE, SOUTH CAROLINA
                              THE BELK CENTER, INC.
                        UNITED ELECTRONIC SERVICES, INC.
                          BELK ACCOUNTS RECEIVABLE, LLC
                           BELK STORES OF VIRGINIA LLC
                           BELK GIFT CARD COMPANY LLC
                             BELK MERCHANDISING, LLC
                             BELK TEXAS HOLDINGS LLC
                            BELK DEPARTMENT STORES LP

           $20,000,000 5.05% Senior Notes, Series A, due July 12, 2012

          $100,000,000 5.31% Senior Notes, Series B, due July 12, 2015

       $80,000,000 Floating Rate Senior Notes, Series C, due July 12, 2012

                                ----------------

                             NOTE PURCHASE AGREEMENT

                                ----------------

                            Dated as of July 12, 2005

================================================================================

                                TABLE OF CONTENTS
                           (not part of the Agreement)

Section                                                                                                            Page
SECTION 1.            AUTHORIZATION OF NOTES.....................................................................    2
         Section 1.1       Description of Notes..................................................................    2
         Section 1.2       Provisions Relating to the Series A Notes.............................................    2
         Section 1.3       Provisions Relating to the Series B Notes.............................................    2
         Section 1.4       Provisions Relating to the Series C Notes.............................................    2
SECTION 2.            SALE AND PURCHASE OF NOTES.................................................................    3
SECTION 3.            CLOSING....................................................................................    3
SECTION 4.            CONDITIONS TO CLOSING......................................................................    4
         Section 4.1       Representations and Warranties........................................................    4
         Section 4.2       Performance; No Default...............................................................    4
         Section 4.3       Compliance Certificates...............................................................    4
         Section 4.4       Opinions of Counsel...................................................................    4
         Section 4.5       Purchase Permitted By Applicable Law, Etc.............................................    5
         Section 4.6       Sale of Other Notes...................................................................    5
         Section 4.7       Payment of Special Counsel Fees.......................................................    5
         Section 4.8       Private Placement Number..............................................................    5
         Section 4.9       Changes in Corporate Structure........................................................    5
         Section 4.10      Funding Instructions..................................................................    5
         Section 4.11      Proceedings and Documents.............................................................    5
SECTION 5.            REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.............................................    6
         Section 5.1       Organization; Power and Authority.....................................................    6
         Section 5.2       Authorization, Etc....................................................................    6
         Section 5.3       Disclosure............................................................................    6
         Section 5.4       Organization and Ownership of Shares of Subsidiaries; Affiliates......................    7
         Section 5.5       Financial Statements; Material Liabilities............................................    7
         Section 5.6       Compliance with Laws, Other Instruments, Etc..........................................    8
         Section 5.7       Governmental Authorizations, Etc......................................................    8
         Section 5.8       Litigation; Observance of Agreements, Statutes and Orders.............................    8
         Section 5.9       Taxes.................................................................................    8
         Section 5.10      Title to Property; Leases.............................................................    9
         Section 5.11      Licenses, Permits, Etc................................................................    9
         Section 5.12      Compliance with ERISA.................................................................    9
         Section 5.13      Private Offering by the Obligors.....................................................    10

                                TABLE OF CONTENTS
                           (not part of the Agreement)

Section                                                                                                            Page
         Section 5.14      Use of Proceeds; Margin Regulations..................................................    11
         Section 5.15      Existing Debt; Future Liens..........................................................    11
         Section 5.16      Foreign Assets Control Regulations, Etc..............................................    12
         Section 5.17      Status under Certain Statutes........................................................    12
         Section 5.18      Environmental Matters................................................................    12
         Section 5.19      Employee Relations...................................................................    13
         Section 5.20      Notes Rank Pari Passu................................................................    13
         Section 5.21      Solvency of the Obligors.............................................................    13
         Section 5.22      Consideration........................................................................    13
SECTION 6.            REPRESENTATIONS OF THE PURCHASERS.........................................................    14
         Section 6.1       Purchase for Investment..............................................................    14
         Section 6.2       Accredited Investor..................................................................    14
         Section 6.3       Source of Funds......................................................................    14
SECTION 7.            INFORMATION AS TO THE OBLIGORS............................................................    16
         Section 7.1       Financial and Business Information...................................................    16
         Section 7.2       Officer's Certificate................................................................    18
         Section 7.3       Visitation...........................................................................    19
SECTION 8.            PAYMENT OF THE NOTES......................................................................    19
         Section 8.1       Required Prepayments.................................................................    19
         Section 8.2       Optional Prepayments.................................................................    20
         Section 8.3       Allocation of Partial Prepayments....................................................    22
         Section 8.4       Maturity; Surrender, Etc.............................................................    22
         Section 8.5       Purchase of Notes....................................................................    22
         Section 8.6       Make-Whole Amount....................................................................    22
SECTION 9.            AFFIRMATIVE COVENANTS.....................................................................    24
         Section 9.1       Compliance with Law..................................................................    24
         Section 9.2       Insurance............................................................................    24
         Section 9.3       Maintenance of Properties............................................................    24
         Section 9.4       Payment of Taxes and Claims..........................................................    25
         Section 9.5       Corporate Existence, Etc.............................................................    25
         Section 9.6       Designation of Subsidiaries..........................................................    25
         Section 9.7       Notes to Rank Pari Passu.............................................................    25
         Section 9.8       Books and Records....................................................................    26

                                TABLE OF CONTENTS
                           (not part of the Agreement)

Section                                                                                                            Page
         Section 9.9       Additional Obligors; Release of Obligors.............................................    26
SECTION 10.           NEGATIVE COVENANTS........................................................................    27
         Section 10.1      Consolidated Adjusted Debt to EBITDAR Ratio..........................................    27
         Section 10.2      Fixed Charge Coverage Ratio..........................................................    27
         Section 10.3      Priority Debt........................................................................    27
         Section 10.4      Limitation on Liens..................................................................    27
         Section 10.5      Sales of Assets......................................................................    30
         Section 10.6      Merger and Consolidation.............................................................    31
         Section 10.7      Transactions with Affiliates.........................................................    32
         Section 10.8      Terrorism Sanctions Regulations......................................................    32
         Section 10.9      Line of Business.....................................................................    32
SECTION 11.           EVENTS OF DEFAULT.........................................................................    32
SECTION 12.           REMEDIES ON DEFAULT, ETC..................................................................    34
         Section 12.1      Acceleration.........................................................................    34
         Section 12.2      Other Remedies.......................................................................    35
         Section 12.3      Rescission...........................................................................    35
         Section 12.4      No Waivers or Election of Remedies, Expenses, Etc....................................    36
SECTION 13.           REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.............................................    36
         Section 13.1      Registration of Notes................................................................    36
         Section 13.2      Transfer and Exchange of Notes.......................................................    36
         Section 13.3      Replacement of Notes.................................................................    37
SECTION 14.           PAYMENTS ON NOTES.........................................................................    37
         Section 14.1      Place of Payment.....................................................................    37
         Section 14.2      Home Office Payment..................................................................    37
SECTION 15.           EXPENSES, ETC.............................................................................    38
         Section 15.1      Transaction Expenses.................................................................    38
         Section 15.2      Survival.............................................................................    38
SECTION 16.           SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT..............................    38
SECTION 17.           AMENDMENT AND WAIVER......................................................................    39
         Section 17.1      Requirements.........................................................................    39
         Section 17.2      Solicitation of Holders of Notes.....................................................    39
         Section 17.3      Binding Effect, Etc..................................................................    40

                                TABLE OF CONTENTS
                           (not part of the Agreement)

Section                                                                                                            Page
         Section 17.4      Notes Held by the Obligors, Etc......................................................    40
SECTION 18.           NOTICES...................................................................................    40
SECTION 19.           REPRODUCTION OF DOCUMENTS.................................................................    41
SECTION 20.           CONFIDENTIAL INFORMATION..................................................................    41
SECTION 21.           SUBSTITUTION OF PURCHASER.................................................................    42
SECTION 22.           MISCELLANEOUS.............................................................................    42
         Section 22.1      Successors and Assigns...............................................................    42
         Section 22.2      Payments Due on Non-Business Days....................................................    42
         Section 22.3      Accounting Terms.....................................................................    43
         Section 22.4      Joint and Several Liability of Obligors..............................................    43
         Section 22.5      Severability.........................................................................    44
         Section 22.6      Construction.........................................................................    44
         Section 22.7      Counterparts.........................................................................    44
         Section 22.8      Governing Law........................................................................    44
         Section 22.9      Jurisdiction and Process; Waiver of Jury Trial.......................................    44

ATTACHMENTS TO NOTE PURCHASE AGREEMENT:

SCHEDULE A          --   Information Relating to Purchasers

SCHEDULE B          --   Defined Terms

SCHEDULE 5.3        --   Disclosure Materials

SCHEDULE 5.4        --   Subsidiaries of the Obligors, Ownership of Subsidiary Stock, Affiliates

SCHEDULE 5.5        --   Financial Statements

SCHEDULE 5.15       --   Existing Debt

SCHEDULE 5.19       --   Employee Relations

SCHEDULE 10.4       --   Existing Liens

EXHIBIT 1(a)        --   Form of 5.05% Senior Notes, Series A, due July 12, 2012

EXHIBIT 1(b)        --   Form of 5.31% Senior Notes, Series B, due July 12, 2015

EXHIBIT 1(c)        --   Form of Floating Rate Senior Notes, Series C, due July 12, 2012

EXHIBIT 2           --   Form of Joinder

EXHIBIT 4.4(a)      --   Form of Opinion of Assistant General Counsel to the Obligors

EXHIBIT 4.4(b)      --   Form of Opinion of Special Counsel to the Obligors

EXHIBIT 4.4(c)      --   Form of Opinion of Special Counsel to the Purchasers

                                   BELK, INC.
                          BELK ADMINISTRATION COMPANY
                            BELK INTERNATIONAL, INC.
                           BELK STORES SERVICES, INC.
                BELK-SIMPSON COMPANY, GREENVILLE, SOUTH CAROLINA
                              THE BELK CENTER, INC.
                        UNITED ELECTRONIC SERVICES, INC.
                          BELK ACCOUNTS RECEIVABLE, LLC
                           BELK STORES OF VIRGINIA LLC
                           BELK GIFT CARD COMPANY LLC
                             BELK MERCHANDISING, LLC
                             BELK TEXAS HOLDINGS LLC
                            BELK DEPARTMENT STORES LP
                              2801 West Tyvola Road
                         Charlotte, North Carolina 28217

           $20,000,000 5.05% Senior Notes, Series A, due July 12, 2012
          $100,000,000 5.31% Senior Notes, Series B, due July 12, 2015
       $80,000,000 Floating Rate Senior Notes, Series C, due July 12, 2012

                                                                     Dated as of
                                                                   July 12, 2005

TO THE PURCHASERS LISTED IN
 THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

      BELK, INC., a Delaware corporation (the "Company"), BELK ADMINISTRATION COMPANY, a North Carolina corporation ("Administration"), BELK INTERNATIONAL, INC., a North Carolina corporation ("International"), BELK STORES SERVICES, INC., a North Carolina corporation ("Stores Services"), BELK-SIMPSON COMPANY, GREENVILLE, SOUTH CAROLINA, a South Carolina corporation ("Belk-Simpson"), THE BELK CENTER, INC., a North Carolina corporation ("Belk Center"), UNITED ELECTRONIC SERVICES, INC., a Virginia corporation ("United"), BELK ACCOUNTS RECEIVABLE, LLC, a North Carolina limited liability company ("Belk Accounts"), BELK STORES OF VIRGINIA LLC, a North Carolina limited liability company ("Belk Virginia"), BELK GIFT CARD COMPANY LLC, a North Carolina limited liability company ("Belk Gift Card"), BELK MERCHANDISING, LLC, a North Carolina limited liability company ("Merchandising"), BELK TEXAS HOLDINGS LLC, a North Carolina limited liability company ("Belk Holdings"), and BELK DEPARTMENT STORES LP, a North Carolina limited partnership ("Belk Department Stores"), (the Company, Administration, International, Stores Services, Belk-Simpson, Belk Center, United, Belk Accounts, Belk Virginia, Belk Gift Card, Merchandising, Belk Holdings and Belk Department Stores and each other Person required to become an obligor hereunder pursuant to Section 9.9, being sometimes hereinafter referred to individually as an "Obligor" and collectively as the "Obligors"), jointly and severally, agree with the purchasers listed in the attached Schedule A (the "Purchasers") as follows:

SECTION 1. AUTHORIZATION OF NOTES.

      Section 1.1 Description of Notes. The Obligors will authorize the issue and sale of $200,000,000 aggregate principal amount of their Senior Notes consisting of (a) $20,000,000 aggregate principal amount of their 5.05% Senior Notes, Series A, due July 12, 2012 (the "Series A Notes"), (b) $100,000,000 aggregate principal amount of their 5.31% Senior Notes, Series B, due July 12, 2015 (the "Series B Notes") and (c) $80,000,000 aggregate principal amount of their Floating Rate Senior Notes, Series C, due July 12, 2012 (the "Series C Notes"). The Series A Notes, the Series B Notes and the Series C Notes are collectively referred to as the "Notes." As used herein, the term "Notes" shall mean all notes (irrespective of series unless otherwise specified) originally delivered pursuant to this Agreement and any such notes issued in substitution therefor pursuant to Section 13. The Series A Notes, the Series B Notes and the Series C Notes shall be substantially in the forms set out in Exhibit 1(a),
Exhibit 1(b) and Exhibit 1(c), respectively, with such changes therefrom, if any, as may be approved by the Purchasers and the Obligors. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

      Section 1.2 Provisions Relating to the Series A Notes. The Series A Notes shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal thereof from the date of issuance at the rate of 5.05% per annum, payable semiannually in arrears on the twelfth day of January and July in each year commencing on January 12, 2006 and, to the extent permitted by law, interest (so computed) on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid principal thereof and on any overdue payment of Make-Whole Amount at the Default Rate, until such overdue amounts shall have been paid or such Event of Default shall no longer exist.

      Section 1.3 Provisions Relating to the Series B Notes. The Series B Notes shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal thereof from the date of issuance at the rate of 5.31% per annum, payable semiannually in arrears on the twelfth day of January and July in each year commencing on January 12, 2006 and, to the extent permitted by law, interest (so computed) on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid principal thereof and on any overdue payment of Make-Whole Amount at the Default Rate, until such overdue amounts shall have been paid or such Event of Default shall no longer exist.

      Section 1.4 Provisions Relating to the Series C Notes.

            (a) The Series C Notes shall bear interest (computed on the basis of a 360-day year and actual days elapsed) on the unpaid principal thereof from the date of issuance at a floating rate equal to the Adjusted LIBOR Rate for the Interest Period in effect from time to time, payable quarterly in arrears on the twelfth day of January, April, July and October and at maturity, commencing on October 12, 2005, until such principal sum shall have become due and payable (whether at maturity, upon notice of prepayment or otherwise) (each such date being referred to herein as an "Interest Payment Date") and, to the extent permitted by law, interest (so computed) on any overdue payment of interest, and during the continuance of an Event of Default, on the unpaid principal thereof and on any overdue payment of Prepayment Premium and any overdue payment of LIBOR Breakage Amount at the Default Rate, until such overdue amounts shall have been paid or such Event of Default shall no longer exist.

            (b) The Adjusted LIBOR Rate for the Series C Notes shall be determined by the Obligors, and notice thereof shall be given to the holders of the Series C Notes, within three Business Days after the beginning of each Interest Period, together with a copy of the relevant screen used for the determination of LIBOR, a calculation of the Adjusted LIBOR Rate for such Interest Period, the number of days in such Interest Period, the date on which interest for such Interest Period will be paid and the amount of interest to be paid to each holder of Series C Notes on such date. In the event that the holders of more than 50% in aggregate principal amount of the outstanding Series C Notes do not concur with such determination by the Obligors, within 10 Business Days after receipt by such holders of the notice delivered by the Obligors pursuant to the immediately preceding sentence, such holders of the Series C Notes shall provide notice to the Obligors, together with a copy of the relevant screen used for the determination of LIBOR, a calculation of the Adjusted LIBOR Rate for such Interest Period, the number of days in such Interest Period, the date on which interest for such Interest Period will be paid and the amount of interest to be paid to each holder of Series C Notes on such date, and any such determination made in accordance with the provisions of this Agreement, shall be conclusive absent manifest error.

SECTION 2. SALE AND PURCHASE OF NOTES.

      Subject to the terms and conditions of this Agreement, the Obligors will issue and sell to each Purchaser and each Purchaser will purchase from the Obligors, at the closing provided for in Section 3, Notes of the series and in the principal amount specified opposite such Purchaser's name in Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of each Purchaser hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or nonperformance of any obligation by any other Purchaser hereunder.

SECTION 3. CLOSING.

      The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Schiff Hardin LLP, 623 Fifth Avenue, 28th Floor, New York, New York 10022 at 11:00 a.m., New York, New York time, at a closing on July 12, 2005 or on such other Business Day thereafter as may be agreed upon by the Obligors and the Purchasers (the "Closing Date"). On the Closing Date, the Obligors will deliver to each Purchaser the Notes of each series to be purchased by such Purchaser in the form of a single Note of such series (or such greater number of Notes of such series in denominations of at least $100,000 as such Purchaser may request) dated the Closing Date and registered in such Purchaser's name (or in the name of its nominee), against delivery by such Purchaser to the Obligors or their order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Obligors. If, on the Closing Date, the Obligors shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser's satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

SECTION 4. CONDITIONS TO CLOSING.

      Each Purchaser's obligation to purchase and pay for the Notes to be sold to such Purchaser on the Closing Date is subject to the fulfillment to such Purchaser's satisfaction, prior to or on the Closing Date, of the following conditions:

      Section 4.1 Representations and Warranties. The representations and warranties of the Obligors in this Agreement shall be correct when made and on the Closing Date.

      Section 4.2 Performance; No Default. Each Obligor shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or on the Closing Date, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. Neither any Obligor nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 hereof had such Section applied since such date.

Section 4.3 Compliance Certificates.

            (a) Officer's Certificate. Each Obligor shall have delivered to such Purchaser an Officer's Certificate, dated the Closing Date, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

            (b) Secretary's Certificate. Each Obligor shall have delivered to such Purchaser a certificate of its Secretary or an Assistant Secretary, dated the Closing Date, certifying as to the resolutions attached thereto and other corporate or other proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

      Section 4.4 Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the Closing Date (a) from Luther T. Moore, Esq., Assistant General Counsel of the Obligors, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or special counsel to the Purchasers may reasonably request, (b) from Helms Mulliss & Wicker, PLLC, special counsel for the Obligors, covering the matters set forth in Exhibit 4.4(b) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or special counsel to the Purchasers may reasonably request (and each Obligor hereby instructs its counsel to deliver such opinion to the Purchasers) and (c) from Schiff Hardin LLP, special counsel to the Purchasers in connection with such transactions, substantially in the form set forth in Exhibit 4.4(c) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

      Section 4.5 Purchase Permitted By Applicable Law, Etc. On the Closing Date, such Purchaser's purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance
Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation. If requested by such Purchaser, such Purchaser shall have received from each Obligor an Officer's Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

      Section 4.6 Sale of Other Notes. On the Closing Date, the Obligors shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it on the Closing Date as specified in Schedule A.

      Section 4.7 Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Obligors shall have paid on or before the Closing Date, the reasonable fees, reasonable charges and reasonable disbursements of Schiff Hardin LLP, special counsel to the Purchasers, referred to in Section 4.4(c) to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing Date.

      Section 4.8 Private Placement Number. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the SVO of the NAIC) shall have been obtained for each series of the Notes.

      Section 4.9 Changes in Corporate Structure. Except for the acquisition of the Acquired Assets and certain related liabilities pursuant to the Purchase Agreement, no Obligor shall have changed its jurisdiction of organization or been a party to any merger or consolidation or shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in
Schedule 5.5.

      Section 4.10 Funding Instructions. At least three Business Days prior to the Closing Date, each Purchaser shall have received written instructions signed by a Responsible Officer of the Company on letterhead of the Company directing the manner of the payment of funds and setting forth (a) the name and address of the transferee bank, (b) such transferee bank's ABA number, (c) the account name and number into which the purchase price for the Notes is to be deposited and
(d) the name and telephone number of the account representative responsible for verifying receipt of such funds.

      Section 4.11 Proceedings and Documents. All corporate and other organizational proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and special counsel to the Purchasers, and such Purchaser and special counsel to the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.

      The Obligors, jointly and severally, represent and warrant to each Purchaser that:

      Section 5.1 Organization; Power and Authority. Each Obligor is a corporation, limited liability company or limited partnership, as applicable, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation, foreign limited liability company or foreign limited partnership, as applicable, and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the corporate or other organizational power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

      Section 5.2 Authorization, Etc. This Agreement and the Notes have been duly authorized by all necessary corporate or other organizational action on the part of each Obligor, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of each Obligor enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      Section 5.3 Disclosure. The Obligors, through their agent, Banc of America Securities LLC, have delivered to each Purchaser a copy of a Confidential Private Placement Memorandum, dated June 2005 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly presents, in all material respects, the general nature of the business and principal properties of the Obligors taken as a whole. This Agreement, the Memorandum, the documents, certificates or other writings identified in Schedule 5.3 and the financial statements listed in Schedule 5.5, in each case, delivered to the Purchasers prior to June 21, 2005 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements being referred to, collectively, as the "Disclosure Documents"), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in any material respect in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since January 29, 2005, there has been no change in the financial condition, operations, business or properties of the Obligors or any Restricted Subsidiary except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Obligors that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

      Section 5.4 Organization and Ownership of Shares of Subsidiaries; Affiliates.

            (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (1) of each Obligor's Restricted and Unrestricted Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by each Obligor and each other Subsidiary, (2) of each Obligor's Affiliates, other than Subsidiaries and (3) of each Obligor's directors and senior officers.

            (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by any Obligor and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by such Obligor or such Subsidiaries free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

            (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

            (d) No Subsidiary (other than Belk National Bank) is a party to, or otherwise subject to, any legal, regulatory, contractual or other restriction (other than this Agreement, the agreements listed on Schedule
      5.4 and customary limitations imposed by corporate or similar law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to any Obligor or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

      Section 5.5 Financial Statements; Material Liabilities. The Obligors have delivered to each Purchaser copies of the consolidated financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

      Section 5.6 Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by each Obligor of this Agreement and the Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Obligor or any of its Subsidiaries under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which such Obligor or any of its Subsidiaries is bound or by which such Obligor or any of its Subsidiaries or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to such Obligor or any of its Subsidiaries or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Obligor or any of its Subsidiaries.

      Section 5.7 Governmental Authorizations, Etc. Subject to compliance by the Purchasers with the representations and warranties set forth in Section 6 and the procedures set forth in Section 13, no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Obligor of this Agreement or the Notes.

      Section 5.8 Litigation; Observance of Agreements, Statutes and Orders.

            (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of any Obligor, threatened against or affecting any Obligor or any Restricted Subsidiary or any property of any Obligor or any Restricted Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

            (b) Neither any Obligor nor any Restricted Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including, without limitation, Environmental Laws or the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

      Section 5.9 Taxes. The Obligors and their Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not, individually or in the aggregate, Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which an Obligor or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. No Obligor knows of any basis for any other tax or assessment that would reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Obligors and their Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate in accordance with GAAP. The federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended February 3, 2001.

      Section 5.10 Title to Property; Leases. The Obligors and their Restricted Subsidiaries have good title to their respective properties that, individually or in the aggregate, are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by any Obligor or any Restricted Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business and except for the Headquarters Property Tax Deferred Exchange), in each case free and clear of Liens prohibited by this Agreement. All leases that, individually or in the aggregate, are Material are valid and subsisting and are in full force and effect in all material respects.

      Section 5.11 Licenses, Permits, Etc.

            (a) The Obligors and their Restricted Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks, trade names and domain names or rights thereto, that, individually or in the aggregate, are Material, without known conflict with the rights of others.

            (b) To the best knowledge of each Obligor, no product of any Obligor or any Restricted Subsidiary infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name, domain name or other right owned by any other Person the effect of which would reasonably be expected to have a Material Adverse Effect.

            (c) To the best knowledge of each Obligor, there is no violation by any Person of any right of any Obligor or any Restricted Subsidiary with respect to any patent, copyright, proprietary software, service mark, trademark, trade name, domain name or other right owned or used by any Obligor or any Restricted Subsidiary the effect of which would reasonably be expected to have a Material Adverse Effect.

      Section 5.12 Compliance with ERISA.

            (a) Each Obligor and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither any Obligor nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by any Obligor or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of any Obligor or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code or
      Section 4068 of ERISA, other than such liabilities or Liens as would not be, individually or in the aggregate, Material.

            (b) The present value of the aggregate benefit liabilities under each of the Plans subject to Section 412 of the Code, determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in Section 4001 of ERISA and the terms "current value" and "present value" have the meanings specified in Section 3 of ERISA.

            (c) The Obligors and their ERISA Affiliates have not incurred any withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under Section 4201 or 4204 of ERISA in respect of Multiemployer Plans that, individually or in the aggregate, are Material.

            (d) The expected post-retirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Obligors and their Subsidiaries is not Material.

            (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by the Obligors to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser's representation in Section 6.3 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

      Section 5.13 Private Offering by the Obligors. No Obligor nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and, based solely on information supplied by the placement agent, not more than 43 other Institutional Investors of the type described in clause (c) of the definition thereof, each of which has been offered the Notes in connection with a private sale for investment. No Obligor nor anyone acting on its behalf has taken any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

      Section 5.14 Use of Proceeds; Margin Regulations. The Obligors will apply the proceeds of the sale of the Notes as set forth in the "Summary of Proposed Terms" of the Memorandum and for other general corporate purposes of the Obligors. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR
221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Obligors in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 10% of the value of the consolidated total assets of any Obligor and its Subsidiaries and no Obligor has any present intention that margin stock will constitute more than 10% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

      Section 5.15 Existing Debt; Future Liens.

            (a) Except as described therein, Schedule 5.15 sets forth, as of July 5, 2005, (1) a complete and correct list of all outstanding Debt having a principal balance in excess of $1,000,000 of the Obligors and their Restricted Subsidiaries (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of such Debt of the Obligors or their Restricted Subsidiaries and (2) the aggregate principal amount of all outstanding Debt which individually has an outstanding principal balance of $1,000,000 or less, since which date there has been no Material change in the aggregate amount thereof. Neither any Obligor nor any Restricted Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt having a principal balance in excess of $1,000,000 of any Obligor or any Restricted Subsidiary and no event or condition exists with respect to any such Debt of any Obligor or any Restricted Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

            (b) Except as disclosed in Schedule 5.15, neither any Obligor nor any Restricted Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.4.

            (c) Neither any Obligor nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt having a principal balance in excess of $1,000,000 of such Obligor or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of any Obligor, except as specifically indicated in
      Schedule 5.15.

      Section 5.16 Foreign Assets Control Regulations, Etc.

            (a) Neither the sale of the Notes by the Obligors hereunder nor their use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

            (b) Neither any Obligor nor any Subsidiary (1) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (2) to the best knowledge of the Obligors, engages in any dealings or transactions with any such Person. Each Obligor and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.

            (c) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, by any Obligor or any Subsidiary for any payments to any government official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such act applies to the Obligors.

      Section 5.17 Status under Certain Statutes. Neither any Obligor nor any Restricted Subsidiary is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

      Section 5.18 Environmental Matters.

            (a) Neither any Obligor nor any Restricted Subsidiary has knowledge of any liability or has received any notice of any liability, and no proceeding has been instituted raising any liability against any Obligor or Restricted Subsidiary or any of their respective real properties now or formerly owned, leased or operated by any of them, or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

            (b) Neither any Obligor nor any Restricted Subsidiary has knowledge of any facts which would give rise to any liability, public or private, for violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

            (c) Neither any Obligor nor any Restricted Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in each case in a manner contrary to any Environmental Laws and in each case in any manner that would reasonably be expected to result in a Material Adverse Effect.

            (d) To the best knowledge of the Obligors, all buildings on all real properties now owned, leased or operated by any Obligor or any Restricted Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply would not reasonably be expected to result in a Material Adverse Effect.

      Section 5.19 Employee Relations. Each Obligor and each of its Restricted Subsidiaries has a stable work force in place and is not, as of the Closing Date, party to any collective bargaining agreement nor has any labor union been recognized as the representative of its employees except as set forth on
Schedule 5.19. No Obligor knows of any pending, threatened or contemplated strikes, work stoppage or other collective labor disputes involving its employees or those of its Restricted Subsidiaries.

      Section 5.20 Notes Rank Pari Passu. The Obligors have no reason to believe that the obligations of each Obligor under this Agreement and the Notes do not rank pari passu in right of payment with all other senior unsecured Debt (actual or contingent) of such Obligor, including, without limitation, all senior unsecured Debt of such Obligor described in Schedule 5.15.

      Section 5.21 Solvency of the Obligors. The Obligors, considered as a whole, are solvent and have assets having a value both at fair valuation and at present fair salable value greater than the amount required to pay their debts as they become due and greater than the amount that will be required to pay their probable liability on existing debts as they become due and matured. The Obligors, taken as a whole, do not intend to incur, or believe or should have believed that they will incur, debts beyond their ability to pay such debts as they become due. The Obligors, taken as a whole, will not be rendered insolvent by the execution, delivery and performance of their obligations under this Agreement or the Notes. The Obligors, taken as a whole, do not intend to and will not hinder, delay or defraud its creditors by or through the execution, delivery or performance of their obligations under this Agreement or the Notes.

      Section 5.22 Consideration. Considered on a combined basis, there will be provided to the Obligors a substantial economic benefit and adequate consideration for the issuance and sale of the Notes and the execution and delivery of this Agreement by reason of, among other reasons, the proceeds of the Notes being used in the manner set forth in Section 5.14 and therefore will enhance the business and operating position of each Obligor.

SECTION 6. REPRESENTATIONS OF THE PURCHASERS.

      Section 6.1 Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof (other than any Notes purchased by Banc of America Securities LLC on the Closing Date which are intended to be resold to a Qualified Institutional Buyer pursuant to Rule 144A of the Securities Act), provided that the disposition of such Purchaser's or such pension or trust fund's property shall at all times be within such Purchaser's or such pension or trust fund's control. Each Purchaser understands that the Notes have not been registered under the Securities Act or any state securities laws and may be resold only if registered pursuant to the provisions of the Securities Act or any state securities laws or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Obligors are not required to register the Notes.

      Section 6.2 Accredited Investor. Each Purchaser severally represents that it is an "accredited investor" (within the meaning of Rule 501(a) of Regulation D under the Securities Act) acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also "accredited investors") and is a Qualified Institutional Buyer. Each Purchaser further severally represents that such Purchaser has had the opportunity to ask questions of the Obligors and has received answers concerning the terms and conditions of the sale of the Notes.

      Section 6.3 Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

            (a) the Source is an "insurance company general account" (as the term is defined in the United States Department of Labor's Prohibited Transaction Exemption ("PTE") 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the "NAIC Annual Statement")) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser's state of domicile; or

            (b) the Source is a separate account that is maintained solely in connection with such Purchaser's fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

            (c) the Source is either (1) an insurance company pooled separate account, within the meaning of PTE 90-1 or (2) a bank collective investment fund, within the meaning of PTE 91-38 and, except as disclosed by such Purchaser to the Obligors in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

            (d) the Source constitutes assets of an "investment fund" (within the meaning of Part V of PTE 84-14 (the "QPAM Exemption")) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in any Obligor and (1) the identity of such QPAM and (2) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Obligors in writing pursuant to this clause (d); or

            (e) the Source constitutes assets of a "plan(s)" (within the meaning of Section IV of PTE 96-23 (the "INHAM Exemption")) managed by an "in-house asset manager" or "INHAM" (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a Person controlling or controlled by the INHAM (applying the definition of "control" in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in any Obligor and (1) the identity of such INHAM and (2) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Obligors in writing pursuant to this clause (e); or

            (f) the Source is a governmental plan; or

            (g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Obligors in writing pursuant to this clause (g); or

            (h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.3, the terms "employee benefit plan," "governmental plan," and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 7. INFORMATION AS TO THE OBLIGORS.

      Section 7.1 Financial and Business Information. The Obligors shall deliver to each holder of Notes that is an Institutional Investor:

            (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), copies of:

                  (1) an unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

                  (2) unaudited consolidated statements of income, retained
            earnings and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter,

      setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer of each Obligor as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a);

            (b) Annual Statements -- within 105 days after the end of each fiscal year of the Company, copies of:

                  (1) a consolidated balance sheet of the Company and its
            Subsidiaries, as at the end of such year, and

                  (2) consolidated statements of income, retained earnings and cash flows of the Company and its Subsidiaries, for such year,

      setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with the standards of the Public Company Accounting Oversight Board (United States), and that such audit provides a reasonable basis for such opinion in the circumstances, provided that delivery within the time period specified above of copies of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange
      Act) prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this Section 7.1(b);

            (c) SEC and Other Reports -- except for filings delivered pursuant to Sections 7.1(a) and (b) above, promptly upon their becoming available one copy of (1) each financial statement, notice or proxy statement sent by any Obligor or any Subsidiary to its principal lending banks as a whole (excluding information or notices sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public securities holders generally and (2) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by any Obligor or any Subsidiary with the SEC and of all press releases and other statements made available generally by any Obligor or any Subsidiary to the public concerning developments that are Material;

            (d) Notice of Default or Event of Default -- promptly, and in any event within 10 days after a Responsible Officer of any Obligor becomes aware of (1) the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in paragraph (f) of Section 11, a written notice specifying the nature and period of existence thereof and what action the Obligors are taking or propose to take with respect thereto or (2) the occurrence of a Change in Control (under and as defined in the Bank Credit Agreement);

            (e) ERISA Matters -- promptly, and in any event within 10 days after a Responsible Officer of any Obligor becomes aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Obligors propose to take, or an ERISA Affiliate proposes to take, with respect thereto:

                  (1) with respect to any Plan, any reportable event, as defined in Section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date thereof; or

                  (2) the taking by the PBGC of steps to institute, or the
            threatening by the PBGC of the institution of, proceedings under
            Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by any Obligor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                  (3) any event, transaction or condition that could result in the incurrence of any liability by any Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or the imposition of a penalty or excise tax under the provisions of the Code relating to employee benefit plans, or the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

            (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to any Obligor or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation specifically directed to an Obligor or a Subsidiary (as opposed to any entity generally) that would reasonably be expected to have a Material Adverse Effect; and

            (g) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of any Obligor or any Subsidiary or relating to the ability of the Obligors to perform their obligations hereunder or under the Notes as from time to time may be reasonably requested by any such holder of Notes or such information regarding the Obligors required to satisfy the requirements of 17 C.F.R. Section 230.144A, as amended from time to time, in connection with any contemplated transfer of the Notes pursuant to Rule 144A of the Securities Act.

      Notwithstanding the foregoing, in the event that one or more Unrestricted Subsidiaries of the Company shall either (i) own more than 10% of the consolidated total assets of the Company and its Subsidiaries or (ii) account for more than 10% of the consolidated gross revenues of the Company and its Subsidiaries, in each case determined in accordance with GAAP, then, within the respective periods provided in Sections 7.1(a) and (b) above, the Obligors shall deliver to each holder of Notes that is an Institutional Investor, unaudited financial statements of the character and for the dates and periods as in said Sections 7.1(a) and (b) covering such group of Unrestricted Subsidiaries (on a consolidated basis), together with a consolidating statement reflecting eliminations or adjustments required in order to reconcile the financial statements of such group of Unrestricted Subsidiaries to the consolidated financial statements delivered pursuant to Sections 7.1(a) and (b).

      Section 7.2 Officer's Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate signed by a Senior Financial Officer of each Obligor setting forth:

            (a) Covenant Compliance -- the information (including detailed calculations with respect to Sections 10.1 through 10.3, inclusive) required in order to establish whether the Obligors were in compliance with the requirements of Section 10.1 through Section 10.5, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

            (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Obligors and their Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Obligors shall have taken or propose to take with respect thereto.

      Section 7.3 Visitation. Each Obligor shall permit the representatives of each holder of Notes that is an Institutional Investor:

            (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to such Obligor, to visit the principal executive office of such Obligor, to discuss the affairs, finances and accounts of such Obligor and its Subsidiaries with such Obligor's officers, and (with the consent of such Obligor, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of such Obligor, which consent will not be unreasonably withheld) to visit the other offices and properties of such Obligor and each Restricted Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

            (b) Default -- if a Default or Event of Default then exists, at the expense of the Obligors, to visit and inspect any of the offices or properties of such Obligor or any Restricted Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision such Obligor authorizes said accountants to discuss the affairs, finances and accounts of such Obligor and its Restricted Subsidiaries), all at such times and as often as may be requested.

SECTION 8. PAYMENT OF THE NOTES.

      Section 8.1 Required Prepayments.

            (a) Required Prepayments of Series A Notes. The Series A Notes shall not be subject to any required prepayments and the entire unpaid principal amount of the Series A Notes shall become due and payable on July 12, 2012.

            (b) Required Prepayments of Series B Notes. The Series B Notes shall not be subject to any required prepayments and the entire unpaid principal amount of the Series B Notes shall become due and payable on July 12, 2015.

            (c) Required Prepayments of Series C Notes. The Series C Notes shall not be subject to any required prepayments and the entire unpaid principal amount of the Series C Notes shall become due and payable on July 12, 2012.

      Section 8.2 Optional Prepayments.

            (a) Optional Prepayments of Series A Notes. During any period when no Default or Event of Default exists or would be caused by an optional prepayment of Notes, the Obligors may, at their option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Series A Notes, in an amount not less than 10% of the original aggregate principal amount of the Series A Notes in the case of a partial prepayment (or such lesser amount as shall be required to effect a partial prepayment resulting from a prepayment pursuant to Section 10.5), at 100% of the principal amount so prepaid, plus accrued and unpaid interest, plus the Make-Whole Amount, if any, determined for the prepayment date with respect to such principal amount.

            (b) Optional Prepayments of Series B Notes. During any period when no Default or Event of Default exists or would be caused by an optional prepayment of Notes, the Obligors may, at their option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Series B Notes, in an amount not less than 10% of the original aggregate principal amount of the Series B Notes in the case of a partial prepayment (or such lesser amount as shall be required to effect a partial prepayment resulting from a prepayment pursuant to Section 10.5), at 100% of the principal amount so prepaid, plus accrued and unpaid interest, plus the Make-Whole Amount, if any, determined for the prepayment date with respect to such principal amount.

            (c) Optional Prepayments of Series C Notes. During any period when no Default or Event of Default exists or would be caused by an optional prepayment of Notes, the Obligors may, at their option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Series C Notes, in an amount not less than 10% of the original aggregate principal amount of the Series C Notes in the case of a partial prepayment (or such lesser amount as shall be required to effect a partial prepayment resulting from a prepayment pursuant to Section 10.5), at 100% of the principal amount so prepaid, plus accrued and unpaid interest, plus the Prepayment Premium, if any, and, if such prepayment occurs on any date other than an Interest Payment Date, the LIBOR Breakage Amount, if any, determined for the prepayment date with respect to such principal amount.

            (d) Optional Prepayment following Default. During any period when a Default or Event of Default exists or would be caused by an optional prepayment of Notes, the Obligors may, at their option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes of each series, in an amount not less than 10% of the original aggregate principal amount of the Notes in the case of a partial prepayment (or such lesser amount as shall be required to effect a partial prepayment resulting from a prepayment pursuant to Section 10.5), at 100% of the principal amount so prepaid, plus accrued and unpaid interest, plus, in the case of the Series A Notes and Series B Notes, the Make-Whole Amount, if any, and, in the case of the Series C Notes, the Prepayment Premium, if any, and if such prepayment occurs on any date other than an Interest Payment Date, the LIBOR Breakage Amount, if any, in each case, determined for the prepayment date with respect to such principal amount. In no event shall the rights of the Company under this Section 8.2(d) extend the date payment is due in respect of any Notes that have become due and payable pursuant to Section
      12.1. Acceptance of a prepayment of Notes pursuant to this Section 8.2(d) shall not constitute a waiver of any Default or Event of Default.

            (e) Notice of Optional Prepayments. The Obligors will give each holder of Notes to be prepaid pursuant to this Section 8.2 (with a copy to each other holder of Notes) written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes of each series to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate signed by a Senior Financial Officer of each Obligor as to the estimated Make-Whole Amount or Prepayment Premium, as applicable, due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. In the case of prepayments of Series A Notes and Series B Notes, two Business Days prior to such prepayment, the Obligors shall deliver to each holder of Series A Notes or Series B Notes, as applicable, a certificate signed by a Senior Financial Officer of each Obligor specifying the calculation of each such Make-Whole Amount as of the specified prepayment date.

            (f) The term "LIBOR Breakage Amount" shall mean any loss, cost or expense (other than lost profits) actually incurred by any holder of a Series C Note as a result of any payment or prepayment of any Series C Note on a day other than a regularly scheduled Interest Payment Date or at the scheduled maturity (whether voluntary, mandatory, automatic, by reason of acceleration or otherwise), and any loss or expense arising from the liquidation or reemployment of funds obtained by such holder or from fees payable to terminate the deposits from which such funds were obtained; provided that any such loss, cost or expense shall be limited to the time period from the date of such prepayment through the earlier of (1) the next Interest Payment Date or (2) the maturity date of the Series C Notes. Each holder shall determine the LIBOR Breakage Amount with respect to the principal amount of its Series C Notes then being paid or prepaid (or required to be paid or prepaid) by written notice to the Obligors setting forth such determination in reasonable detail not less than two Business Days prior to the date of prepayment in the case of any prepayment pursuant to Section 8.2(c) and not more than five Business Days after any payment required by Section 8.2(d) or Section 12.1. Each such determination shall be conclusive absent manifest error.

      Section 8.3 Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to the provisions of Section 8.2(a), (b) or
(c), the principal amount of the Notes of the series to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. In the case of any prepayment pursuant to Section 8.2(d), the principal amount of the Notes to be prepaid shall be allocated among all of the

Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. Each purchase made pursuant to Section 8.5 shall be applied only to the Notes of the holders who are participating in such purchase.

      Section 8.4 Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and, in the case of the Series A Notes, the applicable Make-Whole Amount, if any, or, in the case of the Series C Notes, the applicable Prepayment Premium, if any, and, if such prepayment occurs on a date other than an Interest Payment Date, the LIBOR Breakage Amount, if any. From and after such date, unless the Obligors shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, or applicable Prepayment Premium, if any, and LIBOR Breakage Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Obligors and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

      Section 8.5 Purchase of Notes. The Obligors will not, and will not permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to a written offer to purchase any outstanding Notes made by one or more Obligors or an Affiliate pro rata to each holder of Notes of a series at the time outstanding upon the same terms and conditions; provided, that in the case of any such offer during any period when a Default or Event of Default then exists, any such offer shall be made pro rata to all holders of Notes of each series at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer and shall remain open for at least 20 Business Days. If the holders of more than 50% of the outstanding principal amount of the Notes of any series for which an offer has been made pursuant to this Section 8.5 accept such offer, the Obligors shall promptly notify the remaining holders of such series of such fact and the expiration date for the acceptance by such holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer. The Obligors will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

      Section 8.6 Make-Whole Amount. The term "Make-Whole Amount" shall mean with respect to any Series A Note and any Series B Note an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series A Note or Series B Note, minus the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

            "Called Principal" shall mean, with respect to the Called Principal of any Series A Note or Series B Note, the principal of such Series A Note or Series B Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to
      Section 12.1, as the context requires.

            "Discounted Value" shall mean, with respect to the Called Principal of any Series A Note or Series B Note, the amount obtained by discounting all Remaining Scheduled Payments from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Series A Note or Series B Note is payable) equal to the Reinvestment Yield.

            "Reinvestment Yield" shall mean, with respect to the Called Principal of any Series A Note or Series B Note, 0.50% plus the yield to maturity calculated by using (a) the yields reported, as of 10:00 a.m. (New York, New York time) on the second Business Day preceding the Settlement Date on screen "PX-1" on the Bloomberg Financial Market Service ("Bloomberg") (or such other information service as may replace Bloomberg) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date or (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. In either case, the yield will be determined, if necessary, by (1) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (2) interpolating linearly on a straight line basis between (i) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (ii) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the Series A Notes or Series B Note, as applicable.

            "Remaining Average Life" shall mean, with respect to the Called Principal of any Series A Note or Series B Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying
      (1) the principal component of each Remaining Scheduled Payment by (2) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date and the scheduled due date of such Remaining Scheduled Payment.

            "Remaining Scheduled Payments" shall mean, with respect to the Called Principal of any Series A Note or Series B Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date if no payment of such Called Principal were made prior to its scheduled due date, provided that if such

      Settlement Date is not a date on which interest payments are due to be made under the terms of such Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

            "Settlement Date" shall mean, with respect to the Called Principal of any Series A Note or Series B Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

SECTION 9. AFFIRMATIVE COVENANTS.

      The Obligors, jointly and severally, covenant that so long as any of the Notes are outstanding:

      Section 9.1 Compliance with Law. Without limiting Section 10.8, each Obligor will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, the USA Patriot Act and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      Section 9.2 Insurance. Each Obligor will, and will cause each Restricted Subsidiary to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities engaged in the same or a similar business and similarly situated.

      Section 9.3 Maintenance of Properties. Each Obligor will, and will cause each Restricted Subsidiary to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent any Obligor or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and such Obligor or such Restricted Subsidiary, as applicable, has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      Section 9.4 Payment of Taxes and Claims. Each Obligor will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes, assessments, governmental charges or levies have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of any Obligor or any Subsidiary not permitted by Section 10.4, provided that neither any Obligor nor any Subsidiary need pay any such tax, assessment, governmental charge, levy or claim if (a) the amount, applicability or validity thereof is contested by such Obligor or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and such Obligor or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Obligor or such Subsidiary or (b) the non-filing of all such tax returns or the nonpayment of all such taxes, assessments, governmental charges, levies and claims, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

      Section 9.5 Corporate Existence, Etc. Subject to Section 10.6, each Obligor will at all times preserve and keep in full force and effect its corporate or other organizational existence. Subject to Sections 10.5 and 10.6, the Obligors will at all times preserve and keep in full force and effect the legal existence of each of the Restricted Subsidiaries (unless merged into the Company or another Obligor) and all rights and franchises of each Obligor and their Restricted Subsidiaries unless, in the good faith judgment of the Obligors, the termination of or failure to preserve and keep in full force and effect such legal existence, right or franchise would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      Section 9.6 Designation of Subsidiaries. The Obligors may from time to time cause any Obligor (other than the Company) or any Restricted Subsidiary to be designated as an Unrestricted Subsidiary or any Unrestricted Subsidiary to be designated as a Restricted Subsidiary; provided, however, that at the time of such designation and immediately after giving effect thereto, (a) no Default or Event of Default would exist under the terms of this Agreement and (b) the Obligors and their Subsidiaries or Restricted Subsidiaries, as the case may be, would be in compliance with all of the covenants set forth in this Section 9 and
Section 10 if tested on the date of such action and provided, further, that once a Subsidiary has been designated an Unrestricted Subsidiary or a Restricted Subsidiary pursuant to this Section 9.6, it shall not thereafter be redesignated as a Restricted Subsidiary or an Unrestricted Subsidiary on more than one occasion. Within 10 days following any designation described above, the Obligors will deliver to each holder of Notes a notice of such designation accompanied by a certificate signed by a Senior Financial Officer of each Obligor certifying compliance with all requirements of this Section 9.6 and setting forth all information required in order to establish such compliance.

      Section 9.7 Notes to Rank Pari Passu. Other than on account of actions, if any, taken by any holder or holders of Notes, each Obligor shall cause the Notes and all other obligations of such Obligor under this Agreement at all times to be direct and senior unsecured obligations of such Obligor ranking pari passu as against the assets of such Obligor with all other present and future unsecured Debt (actual or contingent) of such Obligor which is not expressed to be subordinate or junior in rank to any other unsecured Debt of such Obligor.

      Section 9.8 Books and Records. Each Obligor will, and will cause each Restricted Subsidiary to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over such Obligor or such Restricted Subsidiary, as the case may be.

      Section 9.9 Additional Obligors; Release of Obligors.

            (a) The Obligors will cause any Subsidiary which becomes a co-obligor or guarantor in respect of Debt under the Bank Credit Agreement to become a party to this Agreement and deliver to each of the holders of the Notes (concurrently with becoming a co-obligor or guarantor in respect of the Bank Credit Agreement) the following items:

                  (1) a joinder to this Agreement in the form attached hereto as
            Exhibit 2 pursuant to which such Subsidiary becomes an Obligor hereunder and under the Notes (the "Joinder");

                  (2) a certificate signed by a Responsible Officer of such
            Subsidiary making representations and warranties to the effect of those contained in Section 5 (other than those contained in (i) Sections 5.3, 5.5, 5.13 and 5.14 and (ii) any other section so long as such Subsidiary shall have set forth in such certificate the basis for not making such representation and warranty), with respect to such Subsidiary, this Agreement and the Notes, as applicable; provided that in the event such Subsidiary is not able to make the representations and warranties contained in Section 5.6 or Section 5.7, the Obligors shall give written notice thereof to each holder of Notes at least 10 Business Days prior to the execution and delivery of the Joinder; and

                  (3) an opinion of counsel (who may be in-house counsel for the
            Obligors) addressed to each of the holders of Notes satisfactory to the Required Holders, to the effect that the Joinder entered into by such Subsidiary has been duly authorized, executed and delivered and that this Agreement and the Notes constitute the legal, valid and binding contracts and agreements of such Subsidiary enforceable against such Subsidiary in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

            (b) If at any time, pursuant to the terms and conditions of the Bank Credit Agreement, any Obligor (other than the Company) is no longer obligated as a co-obligor and/or a guarantor under the Bank Credit Agreement and the Company shall have delivered to each holder of Notes an Officer's Certificate from the Company certifying that (1) such Obligor is not obligated as a co-obligor and/or a guarantor under the Bank Credit Agreement and (2) immediately preceding the release of such Obligor from this Agreement and the Notes and after giving effect thereto, no Default or Event of Default shall have existed or would exist, then, upon receipt by the holders of Notes of such Officer's Certificate, such Obligor shall be released and deemed discharged from its obligations under this Agreement and the Notes.

            (c) So long as no Default or Event of Default shall then exist, any Obligor (other than the Company) may be released and discharged from its obligations under this Agreement and the Notes (1) with the written consent of the Required Holders or (2) upon any Obligor being designated as an Unrestricted Subsidiary in accordance with Section 9.6; provided that, in connection with clause (2) above, such Obligor is not then presently, or is concurrently being released as, a co-obligor and/or a guarantor under the Bank Credit Agreement.

            (d) The Company agrees that it will not, nor will it permit any Obligor, Subsidiary or Affiliate to, directly or indirectly, pay or cause to be paid any consideration or remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any creditor of any Obligor or of any Affiliate as consideration for or as an inducement to the entering into by any such creditor of any release or discharge of any Obligor with respect to any liability of such Obligor as an obligor and/or a guarantor under or in respect of Debt outstanding under the Bank Credit Agreement, unless such consideration or remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each of the holders of the Notes.

SECTION 10. NEGATIVE COVENANTS.

      The Obligors, jointly and severally, covenant that so long as any of the Notes are outstanding:

      Section 10.1 Consolidated Adjusted Debt to EBITDAR Ratio. The Obligors will not, as of the end of any fiscal quarter, permit the ratio of (a) Consolidated Adjusted Debt on such date to (b) EBITDAR for the period of four consecutive fiscal quarters ending on or immediately prior to such date to be greater than 4.25 to 1.00.

      Section 10.2 Fixed Charge Coverage Ratio. The Obligors will not, as of the end of any fiscal quarter, permit the Fixed Charge Coverage Ratio to be less than 1.75 to 1.00.

      Section 10.3 Priority Debt. The Obligors will not, as of the end of any fiscal quarter, permit the aggregate amount of all Priority Debt to exceed an amount equal to 20% of Net Worth determined as of the end of the then most recently ended fiscal quarter of the Company.

      Section 10.4 Limitation on Liens. The Obligors will not, and will not permit any Restricted Subsidiary to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of any such Obligor or any such Restricted Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits (unless it makes, or causes to be made, effective provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured, such security to be pursuant to an agreement reasonably satisfactory to the Required Holders and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property), except:

            (a) Liens for taxes, assessments or other governmental charges that are not yet due and payable or the payment of which is not at the time required by Section 9.4;

            (b) any attachment or judgment Lien, unless the judgment it secures shall constitute an Event of Default under Section 11(i);

            (c) Liens incidental to the conduct of business or the ownership of properties and assets (including landlords', carriers', warehousemen's, mechanics', materialmen's and other similar Liens for sums (1) which are not overdue for a period of more than 30 days or (2) are being contested on a timely basis in good faith and by appropriate proceedings) and Liens to secure the performance of bids, tenders, leases or trade contracts or to secure statutory obligations (including obligations under workers compensation, unemployment insurance and other social security legislation), surety or appeal bonds or other Liens incurred in the ordinary course of business and not in connection with the borrowing of money;

            (d) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to the ownership of property or assets or the ordinary conduct of the business of an Obligor or any Restricted Subsidiary, and Liens incidental to minor survey exceptions and the like, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

            (e) Liens securing Debt of a Restricted Subsidiary to an Obligor or to another Restricted Subsidiary or of an Obligor to another Obligor;

            (f) Liens existing on the Closing Date and reflected in Schedule
      10.4;

            (g) Liens incurred after the Closing Date given to secure the payment of the purchase price incurred in connection with the acquisition, construction or improvement of property (other than accounts receivable or inventory) useful and intended to be used in carrying on the business of an Obligor or a Restricted Subsidiary, including Liens existing on such property at the time of acquisition or construction thereof or improvement thereon or Liens incurred within 365 days of such acquisition or completion of such construction or improvement; provided that (1) the Lien shall attach solely to the property acquired, purchased, constructed or improved, (2) at the time of acquisition, construction or improvement of such property (or, in the case of any Lien incurred within 365 days of such acquisition or completion of such construction or improvement, at the time of the incurrence of the Debt secured by such Lien), the aggregate amount remaining unpaid on all Debt secured by Liens on such property, whether or not assumed by an Obligor or a Restricted Subsidiary, shall not exceed the lesser of (i) the cost of such acquisition, construction or improvement or (ii) the Fair Market Value at the time such property is acquired or constructed or improvement of such property is completed, as the case may be, (as determined in good faith by one or more officers of such Obligor or such

      Restricted Subsidiary to whom authority to enter into the transaction has been delegated by the board of directors of such Obligor or such Restricted Subsidiary), (3) the aggregate principal amount of all Debt secured by such Liens would be permitted by the limitation set forth in
      Section 10.1 if tested on the date of such action and not as of the end of the immediately preceding fiscal quarter and (4) at the time of such incurrence and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing;

            (h) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into an Obligor or a Restricted Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by any Obligor or any Restricted Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed); provided that (1) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Subsidiary or such acquisition of property, (2) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property, (3) the aggregate principal amount of all Debt secured by such Liens would be permitted by the limitation set forth in Section 10.1 if tested on the date such property is acquired and not as of the end of the immediately preceding fiscal quarter and (4) at the time of such incurrence and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing;

            (i) any extensions, renewals or replacements of any Lien permitted by the preceding paragraphs (f), (g) and (h) of this Section 10.4; provided that (1) no additional property shall be encumbered by such Liens, (2) the unpaid principal amount of the Debt or other obligations secured thereby shall not be increased, provided, however, that in the case of the Receivables Purchase Facility described on Schedule 10.4 the unpaid principal amount of Debt secured thereby may, for purposes of this paragraph (i), be increased to an amount not to exceed $255,000,000 in the aggregate and (3) at such time and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing;

            (j) Liens incurred after the Closing Date pursuant to the Receivables Purchase Facility on accounts receivable of the Obligors and the Restricted Subsidiaries in addition to Liens incurred pursuant to the Receivables Purchase Facility and provided for in paragraph (i) of this
      Section 10.4; provided that (1) no such Liens shall extend to or cover any property of any Obligor or any Restricted Subsidiary other than such accounts receivable and property incidental thereto and (2) the aggregate principal amount of all Debt that may be secured by such Liens (i) shall be permitted by the limitations set forth in Section 10.1 if tested on the date such Lien is incurred and not as of the end of the immediately preceding fiscal quarter and (ii) shall not at any one time exceed $250,000,000;

            (k) Liens incurred pursuant to a receivables financing program similar to the Receivables Purchase Facility on accounts receivables acquired by the Obligors or the Restricted Subsidiaries pursuant to the Permitted Credit Card Receivables Acquisition; provided that (1) no such Lien shall extend to or cover any property of any Obligor or any Restricted Subsidiary other than such accounts receivable and property incidental thereto and (2) the aggregate principal amount of all Debt that may be secured by such Liens (i) shall be permitted by the limitations set forth in Section 10.1 if tested on the date such Lien is incurred and not as of the end of the immediately preceding fiscal quarter and (ii) shall not at any one time exceed $300,000,000; provided, however, that, if the accounts receivable described in this paragraph (k) shall be financed by an increase to the Receivables Purchase Facility, then the maximum dollar amount of Debt that may be secured by the Receivables Purchase Facility provided for in paragraph (j) of this Section 10.4 shall, for so long as such accounts receivable shall exist, be increased by $300,000,000 and no Liens shall be permitted by this paragraph (k); and

            (l) other Liens not otherwise permitted by paragraphs (a) through
      (k), inclusive, of this Section 10.4 securing Debt; provided that (1) the aggregate principal amount of all Debt secured by such Liens shall be permitted by the limitations set forth in Sections 10.1 and 10.3 if tested on the date such Lien is incurred and not as of the end of the immediately preceding fiscal quarter and (2) at the time of such incurrence and after giving effect thereto, no Default or Event of Default shall have occurred or be continuing.

      Section 10.5 Sales of Assets. The Obligors will not, and will not permit any Restricted Subsidiary to, sell, lease or otherwise dispose of any substantial part (as defined below) of the assets of the Obligors and the Restricted Subsidiaries; provided, however, that any Obligor or any Restricted Subsidiary may sell, lease or otherwise dispose of assets constituting a substantial part of the assets of the Obligors and the Restricted Subsidiaries if such assets are sold for Fair Market Value and, at such time and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and an amount equal to the net proceeds received from such sale, lease or other disposition (but only with respect to that portion of such assets that exceeds the definition of "substantial part" set forth below) shall be used within 365 days of such sale, lease or disposition, in any combination:

            (a) to acquire productive assets used or useful in carrying on the business of the Obligors and the Restricted Subsidiaries and having a Fair Market Value at least equal to the Fair Market Value of such assets sold, leased or otherwise disposed of; and/or

            (b) to prepay or retire Senior Debt of an Obligor and/or a Restricted Subsidiary, provided that, to the extent any such proceeds are used to prepay the outstanding principal amount of the Notes, such prepayment shall be made in accordance with the terms of Section 8.2.

      As used in this Section 10.5, a sale, lease or other disposition of assets shall be deemed to be a "substantial part" of the assets of the Obligors and the Restricted Subsidiaries if the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by the Obligors and the Restricted Subsidiaries during the period of 12 consecutive months ending on the date of such sale, lease or other disposition, exceeds 10% of the book value of Consolidated Total Assets, determined as of the end of the fiscal quarter immediately preceding such sale, lease or other disposition; provided that there shall be excluded from any determination of a "substantial part" (1) any sale, lease or other disposition of assets in the ordinary course of business of the Obligors and the Restricted Subsidiaries, (2) any sale, lease or other disposition of assets from any Obligor to another Obligor or to any Wholly-Owned Restricted Subsidiary or from any Restricted Subsidiary to an Obligor or a Wholly-Owned Restricted Subsidiary and (3) any sale of property acquired or constructed by any Obligor or any Restricted Subsidiary after the Closing Date to any Person within 365 days following the acquisition or completion of construction of such property by any Obligor or any Restricted Subsidiary if an Obligor or a Restricted Subsidiary shall concurrently with such sale, lease such property, as lessee.

      Section 10.6 Merger and Consolidation. The Obligors will not, and will not permit any Restricted Subsidiary to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person; provided that:

            (a) any Restricted Subsidiary (that is not an Obligor) may (1) consolidate with or merge with, or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to, (i) an Obligor or another Restricted Subsidiary so long as in any merger or consolidation involving an Obligor, such Obligor shall be the surviving or continuing corporation or (ii) any other Person so long as the surviving or continuing entity is the Restricted Subsidiary or
      (2) convey, transfer or lease all of its assets in compliance with the provisions of Section 10.5; and

            (b) any Obligor may consolidate or merge with, or convey, transfer or lease all or substantially all of the assets of such Obligor in a single transaction or series of transactions to, any Person so long as:

                  (1) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of such Obligor as an entirety, as the case may be (the "Successor Corporation"), shall be a solvent entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

                  (2) if the Successor Corporation is not an Obligor, (i) such
            Successor Corporation shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), (ii) the Successor Corporation shall have caused to be delivered to each holder of Notes an opinion of independent counsel reasonably acceptable to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof and

            (iii) each other Obligor shall have reaffirmed in writing its obligations under this Agreement and the Notes; and

                  (3) immediately after giving effect to such transaction no
            Default or Event of Default would exist.

      Section 10.7 Transactions with Affiliates. The Obligors will not, and will not permit any Restricted Subsidiary to, enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than an Obligor, another Restricted Subsidiary or Belk National Bank so long as Belk National Bank is a wholly-owned Subsidiary of the Company), except in the ordinary course and pursuant to the reasonable requirements of such Obligor's or such Restricted Subsidiary's business and upon fair and reasonable terms no less favorable to such Obligor or such Restricted Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

      Section 10.8 Terrorism Sanctions Regulations. The Obligors will not, and will not permit any of their Subsidiaries to, (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or
(b) to the best knowledge of the Obligors, engage in any dealings or transactions with any such Person.

      Section 10.9 Line of Business. The Obligors will not, and will not permit any Restricted Subsidiary to, engage in any business if, as a result, the general nature of the business in which the Obligors and their Restricted Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Obligors and their Restricted Subsidiaries, taken as a whole, are engaged on the Closing Date as described in the Memorandum.

SECTION 11. EVENTS OF DEFAULT.

      An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

            (a) the Obligors default in the payment of any principal of or Make-Whole Amount, if any, Prepayment Premium, if any, or LIBOR Breakage Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

            (b) the Obligors default in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

            (c) the Obligors default in the performance of or compliance with any term contained in Section 7.1(a), (b) or (d), Section 7.2 or Section
      10.1 through 10.3, inclusive; or

            (d) the Obligors default in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (1) the date a Responsible Officer of any Obligor has or should have delivered to the holders of the Notes the notice required in Section 7.1(d) or (2) the date any Obligor receives written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11); or

            (e) any representation or warranty made in writing by or on behalf of any Obligor or by any officer of any Obligor in this Agreement or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

            (f) (1) any Obligor or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest (in the payment amount of at least $250,000) on any Debt other than the Notes that is outstanding in an aggregate principal amount of at least $10,000,000 beyond any period of grace provided with respect thereto, (2) any Obligor or any Restricted Subsidiary is in default in the performance of or compliance with any term (other than default in a payment term described in clause (1) of this paragraph (f) where such Debt has not been declared due and payable) of any instrument, mortgage, indenture or other agreement relating to any Debt other than the Notes in an aggregate principal amount of at least $10,000,000 or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared, due and payable or one or more Persons has the right to declare such Debt to be due and payable before its stated maturity or before its regularly scheduled dates of payment or (3) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), any Obligor or any Restricted Subsidiary has become obligated to purchase or repay Debt other than the Notes before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $10,000,000 or one or more Persons have the right to require any Obligor or any Restricted Subsidiary to purchase or repay such Debt; or

            (g) any Obligor or any Material Subsidiary (1) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (2) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (3) makes an assignment for the benefit of its creditors, (4) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (5) is adjudicated as insolvent or to be liquidated or (6) takes corporate action for the purpose of any of the foregoing; or

            (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by any Obligor or any Material Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of any Obligor or any Material Subsidiary, or any such petition shall be filed against any Obligor or any Material Subsidiary and such petition shall not be dismissed or stayed within 90 days; or

            (i) a final judgment or judgments at any one time outstanding for the payment of money aggregating in excess of $10,000,000 are rendered against one or more of any Obligor or any Restricted Subsidiary and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

            (j) if (1) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (2) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under Section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified any Obligor or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (3) the aggregate "amount of unfunded benefit liabilities" (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $10,000,000, (4) any Obligor or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (5) any Obligor or any ERISA Affiliate withdraws from any Multiemployer Plan or (6) any Obligor or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that could increase the liability of any Obligor or any Subsidiary thereunder; and any such event or events described in clauses (1) through
      (6) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

      As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 12. REMEDIES ON DEFAULT, ETC.

      Section 12.1 Acceleration.

            (a) If an Event of Default with respect to an Obligor described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (1) of paragraph (g) or described in clause (6) of paragraph (g) by virtue of the fact that such clause encompasses clause (1) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

            (b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Obligors, declare all the Notes then outstanding to be immediately due and payable.

            (c) If any Event of Default described in paragraph (a) or (b) of
      Section 11 has occurred and is continuing with respect to any Notes, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Obligors, declare all the Notes held by such holder or holders to be immediately due and payable.

      Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (1) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default
Rate), (2) the Make-Whole Amount or Prepayment Premium, if any, determined in respect of such principal amount (to the full extent permitted by applicable law) and (3) the LIBOR Breakage Amount, if any, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. Each Obligor acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Obligors (except as herein specifically provided for) and that the provision for payment of the Make-Whole Amount, if any, the Prepayment Premium, if any, and the LIBOR Breakage Amount, if any, by the Obligors in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

      Section 12.2 Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

      Section 12.3 Rescission. At any time after any Notes have been declared due and payable pursuant to paragraph (b) or (c) of Section 12.1, the Required Holders, by written notice to the Obligors, may rescind and annul any such declaration and its consequences if (a) the Obligors have paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, Prepayment Premium, if any, and LIBOR Breakage Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and overdue Make-Whole Amount, if any, overdue Prepayment Premium, if any, overdue LIBOR Breakage Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither any Obligor nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17 and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

      Section 12.4 No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Obligors under Section 15, the Obligors will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

      Section 13.1 Registration of Notes. The Obligors shall keep at the principal executive office of the Company a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Obligors shall not be affected by any notice or knowledge to the contrary. The Obligors shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes (and each holder of a Note shall be deemed to have consented to such release of information by the Obligors).

      Section 13.2 Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(3)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder's attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within 10 Business Days thereafter, the Obligors shall execute and deliver, at the Obligors' expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of
Exhibit 1(a), Exhibit 1(b) or Exhibit 1(c), as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Obligors may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000 and integral multiples of $100,000 in excess thereof, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a series, one Note of such series may be in a denomination of less than, or other than a multiple of, $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in
Section 6.3, provided, that such transferee may (in reliance upon information provided by the Obligors, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such transferee will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.

      Section 13.3 Replacement of Notes. Upon receipt by the Obligors at the address and to the attention of the designated officer (all as specified in Section 18(3)) of evidence reasonably satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

            (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

            (b) in the case of mutilation, upon surrender and cancellation thereof,

the Obligors at their own expense shall execute and deliver not more than five Business Days following satisfaction of such conditions, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14. PAYMENTS ON NOTES.

      Section 14.1 Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, Prepayment Premium, if any, LIBOR Breakage Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of America, N.A., in such jurisdiction. The Obligors may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of an Obligor in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

      Section 14.2 Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in
Section 14.1 or in such Note to the contrary, the Obligors will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, Prepayment Premium, if any, LIBOR Breakage Amount, if any, and interest by the method and at the address specified for such purpose for such Purchaser on Schedule A hereto, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Obligors made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Obligors pursuant to Section
14.1. Prior to any sale or other disposition of any Note held by any Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Obligors in exchange for a new Note or Notes pursuant to Section 13.2. The Obligors will afford the benefits of this
Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note.

SECTION 15. EXPENSES, ETC.

      Section 15.1 Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Obligors will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by each Purchaser and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of any Obligor or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes; provided that, in connection with the closing on the Closing Date, the Obligors shall only be required to pay the attorneys' fees of Schiff Hardin LLP acting as special counsel for all of the Purchasers. The Obligors will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

      Section 15.2 Survival. The obligations of the Obligors under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

      All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note may be relied upon by any subsequent holder of any Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder of any Note. All statements contained in any certificate or other instrument delivered by or on behalf of any Obligor pursuant to this Agreement shall be deemed representations and warranties of such Obligor under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the Purchasers and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17. AMENDMENT AND WAIVER.

      Section 17.1 Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Obligors and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used in any such Section), will be effective as to any holder of Notes unless consented to by such holder of Notes in writing and (b) no such amendment or waiver may, without the written consent of all of the holders of Notes at the time outstanding affected thereby, (1) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate of interest or change the time of payment or method of computation of interest (if such change results in a decrease in the interest rate) or of the Make-Whole Amount, if any, the Prepayment Premium, if any, or the LIBOR Breakage Amount, if any, on, the Notes,
(2) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver or (3) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

      Section 17.2 Solicitation of Holders of Notes.

            (a) Solicitation. The Obligors will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Obligors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

            (b) Payment. The Obligors will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support is concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

            (c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 17 by a holder of Notes that has transferred or has agreed to transfer its Notes to any Obligor or any Affiliate and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

      Section 17.3 Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Obligors without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Obligors and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

      Section 17.4 Notes Held by the Obligors, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any Obligor or any of their Affiliates shall be deemed not to be outstanding.

SECTION 18. NOTICES.

      All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid) or
(b) by a recognized overnight delivery service (charges prepaid). Any such notice must be sent:

                  (1) if to a Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or its nominee shall have specified to the Obligors in writing pursuant to this Section 18;

                  (2) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Obligors in writing pursuant to this Section 18; or

                  (3) if to any Obligor, to such Obligor c/o the Company at the address set forth at the beginning hereof to the attention of the Chief Financial Officer, with a copy to the General Counsel, or at such other address as such Obligor shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19. REPRODUCTION OF DOCUMENTS.

      This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser on the Closing Date (except the Notes themselves) and (c) financial statements, certificates and other information previously or hereafter furnished to any holder of Notes, may be reproduced by such holder by any photographic, photostatic, electronic, digital or other similar process and such holder may destroy any original document so reproduced. Each Obligor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such holder of Notes in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit any Obligor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20. CONFIDENTIAL INFORMATION.

      For the purposes of this Section 20, "Confidential Information" shall mean information delivered to any Purchaser by or on behalf of any Obligor or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of such Obligor or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser's behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by any Obligor or any Subsidiary or
(d) constitutes financial statements delivered to such Purchaser under Section
7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser; provided that such Purchaser may deliver or disclose Confidential Information to (1) such Purchaser's directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser's Notes), (2) such Purchaser's financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (3) any other holder of any Note, (4) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section
20), (5) any Person from which such Purchaser offers to purchase any security of any Obligor (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (6) any federal or state regulatory authority having jurisdiction over such Purchaser, (7) the NAIC or the SVO or, in each case, any similar organization or any nationally recognized rating agency that requires access to information about such Purchaser's investment portfolio or (8) any other Person to which such delivery or disclosure may be necessary or appropriate (i) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (ii) in response to any subpoena or other legal process, (iii) in connection with any litigation to which such Purchaser is a party or (iv) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser's Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Obligors in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Obligors embodying the provisions of this Section 20.

SECTION 21. SUBSTITUTION OF PURCHASER.

      Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in
Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Obligors of notice of such transfer, any reference to such Affiliate as a "Purchaser" in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22. MISCELLANEOUS.

      Section 22.1 Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

      Section 22.2 Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.4 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount, if any, Prepayment Premium, if any, LIBOR Breakage Amount, if any, or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding

Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

      Section 22.3 Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein,
(a) all computations made pursuant to this Agreement shall be made in accordance with GAAP and (b) all financial statements shall be prepared in accordance with GAAP.

      Section 22.4 Joint and Several Liability of Obligors.

            (a) Each Obligor shall be liable for all amounts due to any holder of Notes under this Agreement, regardless of which Obligor actually receives the proceeds of the Notes or the amount of such proceeds received or the manner in which such holder accounts for such Notes on its books and records. Each Obligor's obligations with respect to the Notes shall be primary obligations of such Obligor.

            (b) An Obligor's obligations arising as a result of the joint and several liability of the Obligors hereunder with respect to the Notes (as an obligor under the Notes and not as a guarantor) shall, to the fullest extent permitted by law, be unconditional irrespective of (1) the validity or enforceability, avoidance or subordination of the obligations hereunder and under the Notes of any of the other Obligors or of any promissory note or other document evidencing all or any part of the obligations of any of the other Obligors, (2) the absence of any attempt to collect the obligations from any other Obligor, any other guarantor or any other security therefor, or the absence of any other action to enforce the same,
      (3) the waiver, consent, extension, forbearance or granting of any indulgence by any holder with respect to any provision of any instrument evidencing the obligations of any of the other Obligors, or any part thereof, or any other agreement now or hereafter executed by any of the other Obligors and delivered to any holder, (4) the failure by any Holder to take any steps to perfect and maintain any security interest in, or to preserve its rights to, any security or collateral for the obligations of any of the other Obligors, (5) any holder's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (6) any borrowing or grant of a security interest by any of the other Obligors, as debtors in possession under Section 364 of the Bankruptcy Code, (7) the disallowance of all or any portion of any holder's claim(s) for the repayment of the obligations hereunder and under the Notes of any of the other Obligors under Section 502 of the Bankruptcy Code or (8) any other circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of any of the other Obligors. With respect to an Obligor's obligations arising as a result of the joint and several liability of the Obligors hereunder with respect to the Notes (as an obligor under the Notes and not as a guarantor), each Obligor waives, until the obligations hereunder and under the Notes shall have been paid in full and this Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which any holder now has or may hereafter have against any Obligor, any endorser or any guarantor of all or any part of such obligations, and any benefit of, and any right to participate in, any security or collateral given to any holder to secure payment of the obligations or any other liability of any Obligor to any holder.

            (c) Upon any Event of Default, the holders may proceed directly and at once, without notice, against any Obligor to collect and recover the full amount, or any portion of the obligations owing hereunder and under the Notes, without first proceeding against any of the other Obligors or any other Person, or against any security or collateral for such obligations. Each Obligor consents and agrees that the holders of Notes shall not be under any obligation to marshal any assets in favor of any Obligor or against or in payment of any or all of the obligations hereunder and under the Notes.

      Section 22.5 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 22.6 Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

      For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

      Section 22.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

      Section 22.8 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

      Section 22.9 Jurisdiction and Process; Waiver of Jury Trial.

            (a) Each Obligor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, each Obligor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

            (b) Each Obligor consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.9(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in
      Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. Each Obligor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

            (c) Nothing in this Section 22.9 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against an Obligor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

            (d) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

                                    * * * * *

      The execution hereof by the Purchasers shall constitute a contract among the Obligors and the Purchasers for the uses and purposes hereinabove set forth.

                                                BELK, INC.

                                                By _____________________________
                                                   Name:
                                                   Title:

                                                BELK ADMINISTRATION COMPANY

                                                By _____________________________
                                                   Name:
                                                   Title:

                                                BELK INTERNATIONAL, INC.

                                                By _____________________________
                                                   Name:
                                                   Title:

                                                BELK STORES SERVICES, INC.

                                                By _____________________________
                                                   Name:
                                                   Title:

                                        BELK-SIMPSON COMPANY, GREENVILLE, SOUTH
                                          CAROLINA

                                        By ____________________________________
                                           Name:
                                           Title:

                                        THE BELK CENTER, INC.

                                        By ____________________________________
                                           Name:
                                           Title:

                                        UNITED ELECTRONIC SERVICES, INC.

                                        By ____________________________________
                                           Name:
                                           Title:

                                        BELK ACCOUNTS RECEIVABLE, LLC

                                        By ____________________________________
                                           Name:
                                           Title:

                                        BELK STORES OF VIRGINIA LLC

                                        By ____________________________________
                                           Name:
                                           Title:

                                        BELK GIFT CARD COMPANY LLC

                                        By ____________________________________
                                           Name:
                                           Title:

                                        BELK MERCHANDISING, LLC

                                        By ____________________________________
                                           Name:
                                           Title:

                                        BELK TEXAS HOLDINGS LLC

                                        By ____________________________________
                                           Name:
                                           Title:

                                        BELK DEPARTMENT STORES LP

                                           By: Belk, Inc., its General Partner

                                           By _________________________________
                                              Name:
                                              Title:

Accepted as of the date first written above.

                                               [VARIATION]

                                               By _____________________________
                                                  Name: _______________________
                                                  Title: ______________________

                       INFORMATION RELATING TO PURCHASERS

                                                       PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER               SERIES    NOTES TO BE PURCHASED

AMERICAN GENERAL LIFE INSURANCE COMPANY        B           $15,000,000
c/o AIG Global Investment Group
Legal Department - Investment Management
2929 Allen Parkway, A36-01
Houston, TX 77019-2155
Fax:  (713) 831-2328

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, 5.31% Senior Notes, Series B, due July 12, 2015, PPN 07783@ AB 2, principal, interest or premium") to:

         State Street Bank and Trust Company
         Boston, MA 02101
         ABA # 011-000-028
         Re:  American General Life Insurance Company
         A/C:  0125-880-5
         Ref: PPN # 07783@ AB 2 and Prin: $_________  Int: __________
         Fund Number PA 40

Notices

All notices regarding payment of the Notes to be addressed to:

         American General Life Insurance Company and PA 40
         c/o State Street Bank Corporation
         Insurance Services
         801 Pennsylvania
         Kansas City, MO 64105
         Fax:  (816) 691-3619

         With duplicate copy of all notice regarding payment and compliance information to:

         American General Life Insurance Company and PA 40
         c/o AIG Global Investment Group
         2929 Allen Parkway, A36-04
         Houston, TX 77019-2155
         Attention:  Private Placement Department
         Fax (713) 831-1072

                                   SCHEDULE A
                          (to Note Purchase Agreement)

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 25-0598210

                                                          PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER               SERIES       NOTES TO BE PURCHASED

THE UNITED STATES LIFE INSURANCE COMPANY       B               $5,000,000
  IN THE CITY OF NEW YORK
c/o AIG Global Investment Group
Legal Department - Investment Management
2929 Allen Parkway, A36-01
Houston, TX 77019-2155
Fax:  (713) 831-2328

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, 5.31% Senior Notes, Series B, due July 12, 2015, PPN 07783@ AB 2, principal, interest or premium") to:

         State Street Bank and Trust Company
         Boston, MA 02101
         ABA # 011-000-028
         Re:  The United States Life Insurance Co. in the City of New York and
                 PA 77
         A/C:  6956-534-9
         Ref: PPN # 07783@ AB 2 and Prin: $_________  Int: __________
         Fund Number PA 77

Notices

All notices regarding payment of the Notes to be addressed to:

         The United States Life Insurance Co. in the City of New York and PA 77 c/o State Street Bank Corporation
         Insurance Services
         801 Pennsylvania
         Kansas City, MO 64105
         Fax:  (816) 691-3619

         With duplicate copy of all notice regarding payment and compliance information to:

         The United States Life Insurance Co. in the City of New York and PA 77 c/o AIG Global Investment Group
         2929 Allen Parkway, A36-04
         Houston, TX 77019-2155
         Attention:  Private Placement Department
         Fax (713) 831-1072

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-5459480

                                                           PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                  SERIES     NOTES TO BE PURCHASED

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY       B            $19,000,000
c/o AIG Global Investment Group
Legal Department - Investment Management
2929 Allen Parkway, A36-01
Houston, TX 77019-2155
Fax:  (713) 831-2328

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, 5.31% Senior Notes, Series B, due July 12, 2015, PPN 07783@ AB 2, principal, interest or premium") to:

         The Bank of New York
         ABA # 021-000-018
         BNF Account #: IOC 566
         For further credit to:  The Variable Annuity Life Insurance Company -
                                 Account No. 260735
         Ref: PPN #07783@ AB 2 and Prin: $_________  Int: __________

Notices

All notices regarding payment of the Notes to be addressed to:

         AIG Global Investment Group
         c/o The Bank of New York
         P.O. Box 19266
         Newark, NJ 07195
         Attn: P & I Department
         Telephone:  (718) 315-3026
         Fax:  (718) 315-3076

         With duplicate copy of all notice regarding payment and compliance information to:

         The Variable Annuity Life Insurance Company
         c/o AIG Global Investment Group
         2929 Allen Parkway, A36-04
         Houston, TX 77019-2155
         Attention:  Private Placement Department
         Fax (713) 831-1072

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 74-1625348

                                                         PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER              SERIES       NOTES TO BE PURCHASED

SUNAMERICA LIFE INSURANCE COMPANY             C               $20,000,000
c/o AIG Global Investment Group
Legal Department - Investment Management
2929 Allen Parkway, A36-01
Houston, TX 77019-2155
Fax:  (713) 831-2328

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, Floating Rate Senior Notes, Series C, due July 12, 2012, PPN 07783@ AC 0, principal, interest or premium") to:

         The Bank of New York
         ABA # 021-000-018
         BNF Account #: IOC 566
         For further credit to:     SunAmerica Life Insurance Company / GIC -
                                    Account No. 113660
         Ref: PPN #07783@ AC 0 and Prin: $_________  Int: __________

Notices

All notices regarding payment of the Notes to be addressed to:

         AIG Global Investment Group
         c/o The Bank of New York
         P.O. Box 19266
         Newark, NJ 07195
         Attn: P & I Department
         Telephone:  (718) 315-3026
         Fax:  (718) 315-3076

         With duplicate copy of all notice regarding payment and compliance information to:

         SunAmerica Life Insurance Company / GIC
         c/o AIG Global Investment Group
         2929 Allen Parkway, A36-04
         Houston, TX 77019-2155
         Attention:  Private Placement Department
         Fax (713) 831-1072

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number for Hare & Co.: 13-6062916

Taxpayer I.D. Number for SunAmerica Life Insurance Company: 52-0502540

                                                    PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER           SERIES     NOTES TO BE PURCHASED

THE PRUDENTIAL INSURANCE COMPANY OF        A           $   2,500,000
  AMERICA                                  B           $   5,000,000
c/o Prudential Capital Group               C           $  30,000,000
1170 Peachtree Street, Suite 500
Atlanta, Georgia 30309
Attention: Managing Director

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, 5.05% Senior Notes, Series A, due July 12, 2012, PPN 07783@ AA 4, 5.31% Senior Notes, Series B, due July 12, 2015, PPN 07783@ AB 2 or Floating Rate Senior Notes, Series C, due July 12, 2012, PPN 07783@ AC 0, as applicable, principal, interest or premium") to:

      Account No.: P86188
      JPMorgan Chase Bank
      New York, NY
      ABA No.: 021-000-021

Notices

Address for all notices relating to payments:

      The Prudential Insurance Company of America
      c/o Investment Operations Group
      Gateway Center Two, 10th Floor
      100 Mulberry Street
      Newark, New Jersey 07102-4077
      Attention: Manger Billings and Collections

Recipient of telephonic prepayment notices:

      Manager, Trade Management Group
      Telephone: (973) 367-3141
      Facsimile: (800) 224-2278

All other communications shall be delivered or mailed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 22-1211670

                                                            PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                     SERIES   NOTES TO BE PURCHASED

PHYSICIANS MUTUAL INSURANCE COMPANY                  A         $   2,500,000
c/o Prudential Private Placement Investors, L.P.
Gateway Center 3, 18th Floor
100 Mulberry Street
Newark, New Jersey 07102-4069
Attention: Albert Trank, Managing Director
Telephone: (973) 802-8608
Facsimile: (973) 367-3234
E-mail: albert.trank@prudential.com

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, 5.05% Senior Notes, Series A, due July 12, 2012, PPN 07783@ AA 4, principal, interest or premium") to:

      The Northern Trust Company
      Chicago, IL
      ABA No.: 071000152
      Account Name: Physicians Mutual Insurance Company
      Account No.: 26-27099

Notices

Address for all notices relating to payments and written confirmations of such wire transfers:

      Physicians Mutual Insurance Company
      2600 Dodge Street
      Omaha, NE 68131
      Attention: Jerry Coon
      Facsimile: (402) 633-1096

All other communications shall be delivered or mailed as first provided above.

Name of Nominee in which Notes are to be issued: How & Co.

Taxpayer I.D. Number: 47-0270450

                                                            PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                     SERIES   NOTES TO BE PURCHASED

ZURICH AMERICAN INSURANCE COMPANY                    B         $   5,000,000
c/o Prudential Private Placement Investors, L.P.
Gateway Center 3, 18th Floor
100 Mulberry Street
Newark, New Jersey 07102-4069
Attention: Albert Trank, Managing Director
Telephone: (973) 802-8608
Facsimile: (973) 367-3234
E-mail: albert.trank@prudential.com

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, 5.31% Senior Notes, Series B, due July 12, 2015, PPN 07783@ AB 2, principal, interest or premium") to:

      Hare & Co.
      c/o The Bank of New York
      ABA No.: 021-000-018
      BNF: IOC566
      Attn: William Cashman
      Ref: ZAIC Private Placements #399141

Notices

Address for all notices relating to payments and written confirmations of such wire transfers:

      Zurich North America
      Attn: Treasury T1-19
      1400 American Lane
      Schaumburg, Illinois 60196-1056
      Contact: Mary Fran Callahan, Vice President-Treasurer
      Telephone: (847) 605-6447
      Facsimile: (847) 605-7895
      E-mail: mary.callahan@zurichna.com

All other communications shall be delivered or mailed as first provided above.

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number: 13-6062916

                                                            PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                     SERIES   NOTES TO BE PURCHASED

THE GUARDIAN LIFE INSURANCE                          B         $  29,000,000
  COMPANY OF AMERICA
c/o Berkshire Life Insurance Company of America
700 South Street
Pittsfield, Massachusetts 01201-8285
Attn: Ellen Whittaker
Fax: (413) 442-9763

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, 5.31% Senior Notes, Series B, due July 12, 2015, PPN 07783@ AB 2, principal, interest or premium") to:

      JP Morgan Chase
      FED ABA #021000021
      Chase/NYC/CTR/BNF
      A/C 900-9-000200
      Reference A/C #G05978, Guardian Life, PPN #07783@ AB 2, Belk, Inc.

Notices

All communications shall be delivered or mailed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-5123390

                                               PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER       SERIES    NOTES TO BE PURCHASED

MIDLAND NATIONAL LIFE INSURANCE        C          $  10,000,000
  COMPANY
Midland Advisors Company
200 East 10th Street, Suite 301
Sioux Falls, South Dakota 57104
Attention: Melissa Carlson
Telephone: (605) 782-1943
Facsimile: (605) 782-1929

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, Floating Rate Senior Notes, Series C, due July 12, 2012, PPN 07783@ AC 0, principal, interest or premium") to:

      The Bank of New York
      ABA No.: 021-000-018
      BNF: IOC 566
      100 Church Street, 7th Floor
      New York, New York 10286
      Attn: Principal & Interest Dept.
      Ref: PPN/Description

Notices

All notices and communications to be addressed as first provided above, with a copy of all notices with respect to payment and written confirmation of each such payment, to be addressed:

      c/o The Bank of New York
      F/A/O: ________________________
      PO Box 19266
      Newark, New Jersey 07195
      Attn: Principal & Interest Dept.

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number: 46-0164570

                                                PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER       SERIES     NOTES TO BE PURCHASED

MIDLAND NATIONAL LIFE INSURANCE        C            $  5,000,000
  COMPANY
Midland Advisors Company
200 East 10th Street, Suite 301
Sioux Falls, South Dakota 57104
Attention: Melissa Carlson
Telephone: (605) 782-1943
Facsimile: (605) 782-1929

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, Floating Rate Senior Notes, Series C, due July 12, 2012, PPN 07783@ AC 0, principal, interest or premium") to:

      The Bank of New York
      ABA No.: 021-000-018
      BNF: IOC 566
      100 Church Street, 7th Floor
      New York, New York 10286
      Attn: Principal & Interest Dept.
      Ref: PPN/Description

Notices

All notices and communications to be addressed as first provided above, with a copy of all notices with respect to payment and written confirmation of each such payment, to be addressed:

      c/o The Bank of New York
      F/A/O: ________________________
      PO Box 19266
      Newark, New Jersey 07195
      Attn: Principal & Interest Dept.

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number: 46-0164570

                                               PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER       SERIES    NOTES TO BE PURCHASED

NORTH AMERICAN COMPANY FOR LIFE        C           $  4,000,000
  AND HEALTH INSURANCE
Midland Advisors Company
200 East 10th Street, Suite 301
Sioux Falls, South Dakota  57104
Attention: Melissa Carlson
Telephone: (605) 782-1943
Facsimile: (605) 782-1929

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, Floating Rate Senior Notes, Series C, due July 12, 2012, PPN 07783@ AC 0, principal, interest or premium") to:

      The Bank of New York
      ABA No.: 021-000-018
      BNF: IOC 566
      100 Church Street, 7th Floor
      New York, New York 10286
      Attn: Principal & Interest Dept.
      Ref: PPN/Description

Notices

All notices and communications to be addressed as first provided above, with a copy of all notices with respect to payment and written confirmation of each such payment, to be addressed:

      c/o The Bank of New York
      F/A/O: _______________________
      PO Box 19266
      Newark, New Jersey 07195
      Attn: Principal & Interest Dept.

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number: 36-2428931

                                              PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER      SERIES    NOTES TO BE PURCHASED

MIDLAND NATIONAL LIFE INSURANCE       C           $  3,000,000
  COMPANY
Midland Advisors Company
200 East 10th Street, Suite 301
Sioux Falls, South Dakota 57104
Attention: Melissa Carlson
Telephone: (605) 782-1943
Facsimile: (605) 782-1929

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, Floating Rate Senior Notes, Series C, due July 12, 2012, PPN 07783@ AC 0, principal, interest or premium") to:

      The Bank of New York
      ABA No.: 021-000-018
      MNL-BOLI General Account
      Custody Account Number 0000-246378
      Ref: PPN/Description

Notices

All notices and communications to be addressed as first provided above, with a copy of all notices with respect to payment and written confirmation of each such payment, to be addressed:

      c/o The Bank of New York
      F/A/O: ________________________
      PO Box 19266
      Newark, New Jersey 07195
      Attn: Principal & Interest Dept.

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number: 46-0164570

                                                PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER       SERIES     NOTES TO BE PURCHASED

NORTH AMERICAN COMPANY FOR LIFE        C            $  3,000,000
  AND HEALTH INSURANCE
Midland Advisors Company
200 East 10th Street, Suite 301
Sioux Falls, South Dakota 57104
Attention: Melissa Carlson
Telephone: (605) 782-1943
Facsimile: (605) 782-1929

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, Floating Rate Senior Notes, Series C, due July 12, 2012, PPN 07783@ AC 0, principal, interest or premium") to:

      The Bank of New York
      ABA No.: 021-000-018
      BNF: IOC 566
      100 Church Street, 7th Floor
      New York, New York 10286
      Attn: Principal & Interest Dept.
      Ref: PPN/Description

Notices

All notices and communications to be addressed as first provided above, with a copy of all notices with respect to payment and written confirmation of each such payment, to be addressed:

      c/o The Bank of New York
      F/A/O: _______________________
      PO Box 19266
      Newark, New Jersey 07195
      Attn: Principal & Interest Dept.

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number: 36-2428931

                                                   PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER           SERIES    NOTES TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE                  A          $  2,500,000
  INSURANCE COMPANY                        B          $  2,300,000
c/o Babson Capital Management LLC          C          $  3,300,000
1500 Main Street, Suite 2800
Springfield, MA 01115
Attn: Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, 5.05% Senior Notes, Series A, due July 12, 2012, PPN 07783@ AA 4, 5.31% Senior Notes, Series B, due July 12, 2015, PPN 07783@ AB 2 or Floating Rate Senior Notes, Series C, due July 12, 2012, PPN 07783@ AC 0, as applicable, principal, interest or premium") to:

      Citibank, N.A.
      New York, NY
      ABA No. 021000089
      For MassMutual Unified Traditional
      Acct. Name: MassMutual BA 0033 TRAD Private ELBX
      Account No. 30566056
      Re: Description of security, cusip, principal and interest split

      With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1889 or (413) 226-1803

Notices

Contemporaneous with the above electronic funds transfer, advice setting forth
(1) the full name, Address for all notices relating to payment and written confirmation of each such payment:

      Massachusetts Mutual Life Insurance Company
      c/o Babson Capital Management LLC
      1500 Main Street, Suite 800
      Springfield, MA 01115
      Attention: Securities Custody and Collection Department

All other communications shall be delivered as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 04-1590850

                                                 PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER          SERIES   NOTES TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE                 B         $  1,200,000
  INSURANCE COMPANY
c/o Babson Capital Management LLC
1500 Main Street, Suite 2800
Springfield, MA 01115
Attn: Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, 5.31% Senior Notes, Series B, due July 12, 2015, PPN 07783@ AB 2, principal, interest or premium") to:

      Citibank, N.A.
      New York, NY
      ABA No. 021000089
      For MassMutual DI
      Acct. Name: MassMutual BA 0038 DI Private ELBX
      Account No. 30566064
      Re: Description of security, cusip, principal and interest split

      With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1889 or (413) 226-1803

Notices

Contemporaneous with the above electronic funds transfer, advice setting forth
(1) the full name, Address for all notices relating to payment and written confirmation of each such payment:

      Massachusetts Mutual Life Insurance Company
      c/o Babson Capital Management LLC
      1500 Main Street, Suite 800
      Springfield, MA 01115
      Attention: Securities Custody and Collection Department

All other communications shall be delivered as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 04-1590850

                                                   PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER           SERIES    NOTES TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE                  A          $  1,500,000
  INSURANCE COMPANY                        B          $  1,750,000
c/o Babson Capital Management LLC          C          $  1,700,000
1500 Main Street, Suite 2800
Springfield, MA 01115
Attn: Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, 5.05% Senior Notes, Series A, due July 12, 2012, PPN 07783@ AA 4, 5.31% Senior Notes, Series B, due July 12, 2015, PPN 07783@ AB 2 or Floating Rate Senior Notes, Series C, due July 12, 2012, PPN 07783@ AC 0, as applicable, principal, interest or premium") to:

      Citibank, N.A.
      New York, NY
      ABA No. 021000089
      For MassMutual Pension Management
      Account No. 30510538
      Re: Description of security, cusip, principal and interest split

      With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1889 or (413) 226-1803

Notices

Contemporaneous with the above electronic funds transfer, advice setting forth
(1) the full name, Address for all notices relating to payment and written confirmation of each such payment:

      Massachusetts Mutual Life Insurance Company
      c/o Babson Capital Management LLC
      1500 Main Street, Suite 800
      Springfield, MA 01115
      Attention: Securities Custody and Collection Department

All other communications shall be delivered as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 04-1590850

                                                   PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER           SERIES    NOTES TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE                  B           $   750,000
  INSURANCE COMPANY
c/o Babson Capital Management LLC
1500 Main Street, Suite 2800
Springfield, MA 01115
Attn: Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, 5.31% Senior Notes, Series B, due July 12, 2015, PPN 07783@ AB 2, principal, interest or premium") to:

      Citibank, N.A.
      New York, NY
      ABA No. 021000089
      For MassMutual IFM Non-Traditional
      Account No. 30510589
      Re: Description of security, cusip, principal and interest split

      With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1889 or (413) 226-1803

Notices

Contemporaneous with the above electronic funds transfer, advice setting forth
(1) the full name, Address for all notices relating to payment and written confirmation of each such payment:

      Massachusetts Mutual Life Insurance Company
      c/o Babson Capital Management LLC
      1500 Main Street, Suite 800
      Springfield, MA 01115
      Attention: Securities Custody and Collection Department

All other communications shall be delivered as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 04-1590850

                                                    PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER            SERIES    NOTES TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE                   B           $ 2,000,000
  INSURANCE COMPANY
c/o Babson Capital Management LLC
1500 Main Street, Suite 2800
Springfield, MA 01115
Attn: Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, 5.31% Senior Notes, Series B, due July 12, 2015, PPN 07783@ AB 2, principal, interest or premium") to:

      Citibank, N.A.
      New York, NY
      ABA No. 021000089
      For MassMutual Structured Settlement Fund
      Account No. 30510634
      Re: Description of security, cusip, principal and interest split

      With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1819 or (413) 226-1803

Notices

Contemporaneous with the above electronic funds transfer, advice setting forth
(1) the full name, Address for all notices relating to payment and written confirmation of each such payment:

      Massachusetts Mutual Life Insurance Company
      c/o Babson Capital Management LLC
      1500 Main Street, Suite 800
      Springfield, MA 01115
      Attention: Securities Custody and Collection Department

All other communications shall be delivered as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 04-1590850

                                                   PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER           SERIES    NOTES TO BE PURCHASED

C.M. LIFE INSURANCE COMPANY                A          $   1,000,000
c/o Babson Capital Management LLC          B          $   1,000,000
1500 Main Street, Suite 2800
Springfield, MA 01115
Attn: Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, 5.05% Senior Notes, Series A, due July 12, 2012, PPN 07783@ AA 4 or 5.31% Senior Notes, Series B, due July 12, 2015, PPN 07783@ AB 2, as applicable, principal, interest or premium") to:

      Citibank, N.A.
      New York, NY
      ABA No. 021000089
      For CM Life Segment 43 - Universal Life
      Account No. 30510546
      Re: Description of security, cusip, principal and interest split

      With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1819 or (413) 226-1803

Notices

Contemporaneous with the above electronic funds transfer, advice setting forth
(1) the full name, Address for all notices relating to payment and written confirmation of each such payment:

      C.M. Life Insurance Company
      c/o Babson Capital Management LLC
      1500 Main Street, Suite 800
      Springfield, MA 01115
      Attention: Securities Custody and Collection Department

All other communications shall be delivered as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-1041383

                                                   PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER           SERIES    NOTES TO BE PURCHASED

MASSMUTUAL ASIA LIMITED                    B          $   1,000,000
c/o Babson Capital Management LLC
1500 Main Street
Springfield, MA 01115
Attn: Securities Investment Division

Payments

All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of federal or other immediately available funds, (identifying each payment as "Belk, Inc. et al, 5.31% Senior Notes, Series B, due July 12, 2015, PPN 07783@ AB 2, principal, interest or premium") to:

      Gerlach & Co.
      c/o Citibank, N.A.
      ABA No. 021000089
      Concentration Account 36112805
      Attn: Judy Rock
      Re: MassMutual Asia
      Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1803 or (413) 226-1889

Notices

Address for Notices Related to Payments:

      MassMutual Asia Limited
      c/o Babson Capital Management LLC
      1500 Main Street, Suite 800
      Springfield, MA 01115
      Attention: Securities Custody and Collection Department

Address for Notices Related to Corporate Action:

      Citigroup Global Securities Services
      Attn: Corporate Action Dept.
      3800 Citibank Center Tampa
      Building B Floor 3
      Tampa, FL 33610-9122

Address for all other Notices to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Gerlach & Co.

Taxpayer I.D. Number:

                                                       PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER              SERIES     NOTES TO BE PURCHASED

JEFFERSON-PILOT LIFE INSURANCE COMPANY        A           $   5,000,000
P. O. Box 20407                               B           $   6,000,000
Greensboro, North Carolina 27420
Attention: Securities Administration
Telefacsimile: (336) 691-3025
Overnight Mail Address:
100 North Greene Street
Greensboro, North Carolina 27401

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, 5.05% Senior Notes, Series A, due July 12, 2012, PPN 07783@ AA 4 or 5.31% Senior Notes, Series B, due July 12, 2015, PPN 07783@ AB 2, as applicable, principal, interest or premium") to:

      Jefferson-Pilot Life Insurance Company
      c/o The Bank of New York
      ABA #021 000 018 BNF: IOC566
      Custody Account 0000186100
      Attention: P&I Department

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment, to be addressed to:

      Jefferson-Pilot Life Insurance Company
      c/o The Bank of New York
      P. O. Box 19266
      Newark, New Jersey 07195
      Attention: P&I Department

with duplicate notice to Jefferson-Pilot Life Insurance Company at the address first provided above.

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 56-0359860

                                                            PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                SERIES        NOTES TO BE PURCHASED

JEFFERSON PILOT LIFEAMERICA                    A                 $ 5,000,000
  INSURANCE COMPANY
P. O. Box 20407
Greensboro, North Carolina  27420
Attention: Securities Administration
Telefacsimile: (336) 691-3025
Overnight Mail Address:
100 North Greene Street
Greensboro, North Carolina  27401

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, 5.05% Senior Notes, Series A, due July 12, 2012, PPN 07783@ AA 4, principal, interest or premium") to:

      Jefferson Pilot LifeAmerica Insurance Company
      c/o The Bank of New York
      ABA #021 000 018  BNF:  IOC566
      Custody Account 280256
      Attention: P&I Department

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment, to be addressed to:

      Jefferson Pilot LifeAmerica Insurance Company
      c/o The Bank of New York
      P. O. Box 19266
      Newark, New Jersey 07195
      Attention: P&I Department

with duplicate notice to Jefferson Pilot LifeAmerica Insurance Company at the address first provided above.

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 22-0832760

                                                          PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                 SERIES     NOTES TO BE PURCHASED

AMERICAN FAMILY LIFE INSURANCE COMPANY          B             $ 2,500,000
6000 American Parkway
Madison, Wisconsin  53783-0001
Attention: Investment Division - Private Placements

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, 5.31% Senior Notes, Series B, due July 12, 2015, PPN 07783@ AB 2, principal, interest or premium") to:

      US Bank, N.A.
      Trust Services
      60 Livingston Ave., St. Paul, Minnesota 55107-2292
      ABA #091000022
      Beneficiary Account #180183083765
      FFC to American Family Trust Account # 000018012500 for AFLIC -
        Traditional Portfolio
      Credit for PPN 07783@ AB 2

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment as well as quarterly and annual financial statements, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: BAND & Co.

Taxpayer I.D. Number: 39-6040365

                                                          PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                 SERIES     NOTES TO BE PURCHASED

AMERICAN FAMILY LIFE INSURANCE COMPANY          B              $ 2,000,000
6000 American Parkway
Madison, Wisconsin  53783-0001
Attention: Investment Division - Private Placements

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, 5.31% Senior Notes, Series B, due July 12, 2015, PPN 07783@ AB 2, principal, interest or premium") to:

      US Bank, N.A.
      Trust Services
      60 Livingston Ave., St. Paul, Minnesota 55107-2292
      ABA #091000022
      Beneficiary Account #180183083765
      FFC to American Family Trust Account # 000018012510 for AFLIC - Universal
        Life Portfolio
      Credit for PPN 07783@ AB 2

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment as well as quarterly and annual financial statements, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: BAND & Co.

Taxpayer I.D. Number: 39-6040365

                                                           PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                  SERIES     NOTES TO BE PURCHASED

AMERICAN FAMILY LIFE INSURANCE COMPANY            B            $ 1,500,000
6000 American Parkway
Madison, Wisconsin  53783-0001
Attention: Investment Division - Private Placements

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Belk, Inc. et al, 5.31% Senior Notes, Series B, due July 12, 2015, PPN 07783@ AB 2, principal, interest or premium") to:

      US Bank, N.A.
      Trust Services
      60 Livingston Ave., St. Paul, Minnesota 55107-2292
      ABA #091000022
      Beneficiary Account #180183083765
      FFC to American Family Trust Account # 000018012800 for AFLIC - Annuities
        Portfolio
      Credit for PPN 07783@ AB 2

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment as well as quarterly and annual financial statements, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: BAND & Co.

Taxpayer I.D. Number: 39-6040365

                                  DEFINED TERMS

      As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

      "Acquired Assets" shall mean the assets used in the operation of the retail department stores operating under the nameplates McRae's and Proffitt's, as more fully described by the defined term "Assets" in the Purchase Agreement.

      "Additional Debt" shall mean, with respect to any Obligor or any Restricted Subsidiary and to the extent not included as a liability on the consolidated balance sheet of such Obligor or Restricted Subsidiary, in accordance with GAAP, any monetary obligation (including, without limitation, all outstanding payment, recourse, repurchase, hold harmless, indemnity or similar obligations) with respect to any Synthetic Lease transaction, tax retention or off-balance sheet lease transaction, asset securitization transaction (including any accounts receivable purchase facility) or any other monetary obligation arising with respect to any other transaction which does not appear on the balance sheet of such Obligor or Restricted Subsidiary, but which
(a) upon the insolvency or bankruptcy of such Obligor or Restricted Subsidiary would be characterized as debt of such Obligor or Restricted Subsidiary or (b) is the functional equivalent of or takes the place of borrowing.

      "Adjusted LIBOR Rate" for each Interest Period shall be a rate per annum equal to LIBOR for such Interest Period plus 0.80%.

      "Affiliate" shall mean, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person and, with respect to any Obligor, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of any Obligor or any Subsidiary or any Person of which the Obligors and their Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

      "Agreement" is defined in the first paragraph of this Agreement.

      "Anti-Terrorism Order" shall mean Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079
(2001), as amended.

      "Bank Credit Agreement" shall mean the Amended and Restated Credit Agreement dated as of July 5, 2005 by and among the Company, the other Obligors, Wachovia Bank, National Association, as administrative agent, and the other financial institutions party thereto, as amended, restated, joined, supplemented or otherwise modified from time to time, and any

                                   SCHEDULE B
                          (to Note Purchase Agreement)
renewals, extensions or replacements thereof, which constitute the primary bank credit facility of the Company and its Subsidiaries.

      "Belk National Bank" shall mean Belk National Bank, a national banking association.

      "Business Day" shall mean (a) for purposes of determining the Adjusted LIBOR Rate only, any day other than a Saturday, a Sunday or a day on which dealings in U.S. Dollars are not carried on in the London interbank market, (b) for purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed and (c) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Charlotte, North Carolina are required or authorized to be closed.

      "Capital Lease" shall mean any lease of any property by any of the Obligors or any of the Restricted Subsidiaries, as lessee, that should, in accordance with GAAP, be classified and accounted for as a capital lease on a Consolidated balance sheet of the Obligors and the Restricted Subsidiaries.

      "Closing Date" is defined in Section 3.

      "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

      "Company" is defined in the first paragraph of this Agreement.

      "Confidential Information" is defined in Section 20.

      "Consolidated" shall mean, when used with reference to financial statements or financial statement items of the Obligors and their Restricted Subsidiaries, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

      "Consolidated Adjusted Debt" shall mean, at any time, the sum of (a) Funded Debt at such time and (b) the product of (1) Rental Expense for the period of four consecutive fiscal quarters ending on or immediately prior to such date and (2) eight.

      "Consolidated Debt" shall mean as of any date of determination the total amount of all Debt of the Obligors and the Restricted Subsidiaries determined on a Consolidated basis in accordance with GAAP.

      "Consolidated Total Assets" shall mean, as of any date of determination, the total amount of all assets of the Obligors and the Restricted Subsidiaries, determined on a Consolidated basis in accordance with GAAP.

      "Debt" shall mean, with respect to the Obligors and the Restricted Subsidiaries at any date and without duplication, the sum of the following calculated in accordance with GAAP: (a) all Funded Debt, (b) all Additional Debt, (c) all obligations to pay the deferred purchase price of property or services of any such Person (including, without limitation, all obligations under non-competition agreements), except trade payables arising in the ordinary course of business not more than 90 days past due, (d) all Debt of any other Person secured by a Lien on any asset of any such Person, (e) all Guaranty Obligations of any such Person with respect to liabilities of a type described in clauses (a) though (d) above, (f) all reimbursement obligations of any such Person in respect of letters of credit and banker's acceptances issued for the account of such Person, (g) all obligations of any such Person to redeem, repurchase, exchange, defease or otherwise make payments in respect of capital stock or other securities or partnership interests of such Person and (h) all net payment obligations incurred by any such Person pursuant to Hedging Agreements.

      "Default" shall mean an event or condition described in Section 11 the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

      "Default Rate" shall mean (a) in the case of the Series A Notes, that rate of interest that is the greater of (1) 7.05% per annum or (2) 2.00% over the rate of interest publicly announced by Bank of America N.A. in New York, New York as its "reference" rate, (b) in the case of the Series B Notes, that rate of interest that is the greater of (1) 7.31% per annum or (2) 2.00% over the rate of interest publicly announced by Bank of America N.A. in New York, New York as its "reference" rate and (c) in the case of the Series C Notes, the Series C Default Rate.

      "Disclosure Documents" is defined in Section 5.3.

      "EBITDA" shall mean, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Obligors and the Restricted Subsidiaries in accordance with GAAP: (a) Net Income for such period plus (b) the sum of the following to the extent deducted in determining Net Income for such period: (1) income and franchise taxes, (2) Interest Expense and
(3) amortization, depreciation and other non-cash charges, including those related to the closing of store locations less (c) interest income and any extraordinary gains. For purposes of calculating EBITDA for any period, if during such period any Obligor or any Restricted Subsidiary shall have acquired or disposed of any Person or acquired or disposed of all or substantially all of the operating assets of any Person, EBITDA for such period shall be calculated after giving pro forma effect thereto as if such transaction occurred on the first day of such period.

      "EBITDAR" shall mean, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Obligors and the Restricted Subsidiaries in accordance with GAAP: (a) EBITDA for such period plus
(b) Rental Expense for such period.

      "Environmental Laws" shall mean any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

      "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that is treated as a single employer together with any Obligor under Section 414 of the Code.

      "Event of Default" is defined in Section 11.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Fair Market Value" shall mean, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell), as reasonably determined in the good faith opinion of the applicable Obligor's board of directors.

      "Fixed Charge Coverage Ratio" shall mean, as of any date of determination, the ratio of (a) EBITDAR for the period of four consecutive fiscal quarters ending on or immediately prior to such date to (b) Fixed Charges for such period.

      "Fixed Charges" shall mean, for any period and without duplication, the sum of the following determined on a Consolidated basis in accordance with GAAP for the Obligors and the Restricted Subsidiaries: (a) Interest Expense for such period and (b) Rental Expense for such period.

      "Funded Debt" shall mean all liabilities, obligations and indebtedness of the Obligors and the Restricted Subsidiaries for borrowed money including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments and all obligations under Capital Leases.

      "GAAP" shall mean those generally accepted accounting principles as in effect from time to time in the United States of America; provided that, if the Obligors notify each holder of Notes that the Obligors wish to amend any negative covenants (or any definition hereof) to eliminate the effect of any change in generally accepted accounting principles occurring after the Closing Date or in the application thereof on the operation of such covenant or definition (or if the Obligors shall have received notice from the Required Holders requesting an amendment to any negative covenant (or any definition hereof) for such purpose), then the Obligors' compliance with such covenant or the meaning of such definition shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles or in the application thereof became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Obligors and the Required Holders.

      "Governmental Authority" shall mean

            (a) the government of

                  (1) the United States of America or any state or other
            political subdivision thereof, or

                  (2) any jurisdiction in which any Obligor or any Restricted
            Subsidiary conducts all or any part of its business, or which has jurisdiction over any properties of any Obligor or any Restricted Subsidiary, or

            (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

      "Guaranty Obligation" shall mean, with respect to the Obligors and the Restricted Subsidiaries, without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty Obligation shall not include endorsements for collection or deposit in the ordinary course of business.

      "Hazardous Material" shall mean any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

      "Headquarters Property Tax Deferred Exchange" shall mean a series of transactions which resulted in the exchange of the real property and all buildings, structures and appurtenances thereto located at 2801 West Tyvola Road, Charlotte, North Carolina, for certain of the Acquired Assets by means of a qualified tax deferred exchange transaction pursuant to and in accordance with
Section 1031 of the Code.

      "Hedging Agreement" shall mean any agreement with respect to any Interest Rate Contract, agreement, commodity swap, forward foreign exchange agreement, currency swap agreement, cross-currency rate swap agreement, currency option agreement or other agreement or arrangement designed to alter the risks of any Person arising from fluctuations in rates, currency values or commodity prices, all as amended, restated, supplemented or otherwise modified from time to time.

      "holder" shall mean, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Obligors pursuant to
Section 13.1.

      "INHAM Exemption" is defined in Section 6.3(e).

      "Institutional Investor" shall mean (a) any Purchaser, (b) any holder of a Note holding (together with one or more of its affiliates) more than $2,000,000 of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form and (d) any Related Fund of any holder of any Note.

      "Interest Expense" shall mean, with respect to the Obligors and the Restricted Subsidiaries for any period (and without duplication), the gross interest expense (including, without limitation, interest expense attributable to Capital Leases and all net payment obligations pursuant to Hedging Agreements) of the Obligors and the Restricted Subsidiaries, all determined for such period on a Consolidated basis in accordance with GAAP.

      "Interest Payment Date" is defined in Section 1.4(a).

      "Interest Period" shall mean each period commencing on the Closing Date and continuing up to, but not including October 12, 2005 and thereafter, commencing on an Interest Payment Date and continuing, in each case, up to, but not including, the next Interest Payment Date.

      "Interest Rate Contract" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate floor agreement, interest rate collar agreement, interest rate option or any other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of any Person and any confirming letter executed pursuant to such agreement, all as amended, restated, supplemented or otherwise modified from time to time.

      "Joinder" is defined in Section 9.9(a).

      "LIBOR" shall mean, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a 90-day period which appears on the Bloomberg Financial Markets Service Page BBAM-1 (or if such page is not available, the Reuters Screen LIBO Page) as of 11:00 a.m. (London, England time) on the date two Business Days before the commencement of such Interest Period (or three Business Days prior to the beginning of the first Interest Period). "Reuters Screen LIBO Page" shall mean the display designated as the "LIBO" page on the Reuters Monitory Money Rates Service (or such other page as may replace the LIBO page on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Banker's Association Interest Settlement Rates for U.S. Dollar deposits).

      "LIBOR Breakage Amount" is defined in Section 8.2(f).

      "Lien" shall mean, with respect to any Person, any mortgage, leasehold mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement (other than an operating lease) or Capital Lease, upon or with respect to any property or asset of such Person (including, in the case of stock, shareholder agreements, voting trust agreements and all similar arrangements).

      "Make-Whole Amount" is defined in Section 8.6.

      "Material" shall mean material in relation to the business, operations, affairs, financial condition, assets or properties of the Obligors and the Restricted Subsidiaries, taken as a whole.

      "Material Adverse Effect" shall mean a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Obligors and the Restricted Subsidiaries, taken as a whole, (b) the ability of the Obligors to perform their obligations under this Agreement and the Notes or
(c) the validity or enforceability of this Agreement or the Notes.

      "Material Subsidiary" shall mean, at any time, any Restricted Subsidiary of the Obligors which, together with all other Restricted Subsidiaries of such Restricted Subsidiary, accounts for more than (a) 5% of the Consolidated Total Assets or (b) 5% of consolidated gross revenue of the Obligors and the Restricted Subsidiaries.

      "Memorandum" is defined in Section 5.3.

      "Multiemployer Plan" shall mean any Plan that is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).

      "NAIC" shall mean the National Association of Insurance Commissioners or any successor thereto.

      "NAIC Annual Statement" is defined in Section 6.3(a).

      "Net Income" shall mean, with respect to the Obligors and the Restricted Subsidiaries, for any period, the net income (or loss) of the Obligors and the Restricted Subsidiaries for such period, determined on a Consolidated basis in accordance with GAAP; provided that there shall be excluded from Net Income (a) the net income (or loss) of any Person (other than a Restricted Subsidiary which shall be subject to clause (c) below), in which any Obligor or any Restricted Subsidiary has a joint interest with a third party, except to the extent such net income is actually paid to such Obligor or such Restricted Subsidiary by dividend or other distribution during such period, (b) the net income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary of such Person or is merged into or consolidated with such Person or any of its Restricted Subsidiaries or that Person's assets are acquired by such Person or any of its Restricted Subsidiaries except to the extent included pursuant to the foregoing clause (a), and (c) the net income (if positive) of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary to any Obligor or any Restricted Subsidiary of such net income (1) is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute rule or governmental regulation applicable to such Restricted Subsidiary or (2) would be subject to any taxes payable on such dividends or distributions.

      "Net Worth" shall mean, as of any date of determination, the amount of assets shown on the Consolidated balance sheet of the Obligors and their Restricted Subsidiaries as of such date (including any items which would be treated as intangibles under GAAP, including, but not limited to capitalized interest, debt discount and expense, goodwill, patents, trademarks, copyrights, licenses and franchises), less all liabilities of the Obligors and their Restricted Subsidiaries, all computed in accordance with GAAP (such calculation shall exclude any non-cash increase or decrease to the Prepaid Pension Asset account, as required by GAAP).

      "Notes" is defined in Section 1.

      "Obligor" or "Obligors" is defined in the first paragraph of this Agreement.

      "Officer's Certificate" of any Person shall mean a certificate of a Senior Financial Officer or of any other officer of such Person whose responsibilities extend to the subject matter of such certificate.

      "Operating Lease" shall mean, as to any Person as determined in accordance with GAAP, any lease of property (whether real, personal or mixed) by such Person as lessee which is not a Capital Lease.

      "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

      "Permitted Credit Card Receivables Acquisition" shall mean the acquisition by the Obligors or the Restricted Subsidiaries of a pool of credit card receivables relating to the Acquired Assets that Saks Incorporated sold to HSBC (formerly Household) in 2003; provided that (a) the aggregate value of such credit card receivables shall not exceed $250,000,000, (b) the premium paid by the Obligors or the Restricted Subsidiaries in connection with such acquisition shall not exceed 20% and (c) the initial acquisition of, and ongoing financing for, such pool of receivables is provided through an increase to the Receivables Purchase Facility or any new receivables financing program similar to the Receivables Purchase Facility.

      "Person" shall mean an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

      "Plan" shall mean an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by any Obligor or any ERISA Affiliate or with respect to which any Obligor or any ERISA Affiliate may have any liability.

      "Prepaid Pension Asset" as of any date of determination, shall mean the fair value of the Plans' assets plus unrecognized gains/losses, prior service costs, and any unrecognized net obligation or asset from transitions in excess of the projected benefit obligations, all determined in accordance with Financial Accounting Standard No. 87 - "Employer's Accounting for Pensions."

      "Prepayment Premium" shall mean, for purposes of the Series C Notes in connection with any optional prepayment of such Series C Notes pursuant to
Section 8.2 or acceleration of such Notes pursuant to Section 12.1, an amount equal to the applicable percentage of the principal amount of such Series C Notes so prepaid or accelerated set forth opposite the respective period below:

       If Prepaid During the Period                    Applicable Percentage
----------------------------------------------         ---------------------
From the Closing Date through the first annual
       anniversary of the Closing Date                           2%

  After the first annual anniversary of the
  Closing Date through the second annual
       anniversary of the Closing Date                           1%
  After the second annual anniversary of the
              Closing Date                                       0%

      "Priority Debt" shall mean (without duplication), as of the date of any determination thereof, the sum of (a) all unsecured Debt of Restricted Subsidiaries (that are not Obligors) but excluding (1) unsecured Debt owing to any Obligor or any other Restricted Subsidiary and (2) Debt outstanding at the time such Person became a Restricted Subsidiary (other than an Unrestricted Subsidiary which is designated or redesignated as a Restricted Subsidiary pursuant to Section 9.6); provided that such Debt shall have not been incurred in contemplation of such Person becoming a Restricted Subsidiary and (b) all Debt of the Obligors and the Restricted Subsidiaries secured by Liens other than Debt secured by Liens permitted by paragraphs (a) through (k), inclusive, of
Section 10.4.

      "property" or "properties" shall mean, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

      "PTE" is defined in Section 6.3(a).

      "Purchase Agreement" shall mean that certain Asset Purchase Agreement (including all schedules and exhibits thereto) between Saks Incorporated and the Company dated on or about April 28, 2005.

      "Purchasers" is defined in the first paragraph of this Agreement.

      "QPAM Exemption" is defined in Section 6.3(d).

      "Qualified Institutional Buyer" shall mean any Person who is a qualified institutional buyer within the meaning of such term as set forth in Rule 144(a)(1) under the Securities Act.

      "Receivables Purchase Facility" shall means the Amended and Restated Note Purchase Agreement dated March 31, 2005 among the Company, The Belk Center, Inc., YC SUSI TRUST and Bank of America, N.A., as amended.

      "Related Fund" shall mean, with respect to any holder of any Note, any fund or entity that (a) invests in securities or bank loans and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

      "Rental Expense" shall mean, with respect to the Obligors and the Restricted Subsidiaries for any period, payments made during such period pursuant to all obligations of the Obligors and the Restricted Subsidiaries under leases (other than Capital Leases) of real property or personal property, whether now existing or hereafter entered into, excluding any amounts required to be paid by the lessee (whether or not therein designated as rental or additional rental) (a) which are on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges or (b) which are based on profits, revenues or sales realized by the lessee from the leased property or otherwise based on the performance of the lessee. For purposes of calculating Rental Expense for any period, if during such period any Obligor or any Restricted Subsidiary shall have acquired or disposed of any Person or acquired or disposed of all or substantially all of the operating assets of any Person, Rental Expense for such period shall be calculated after giving pro forma effect thereto as if such transaction occurred on the first day of such period.

      "Required Holders" shall mean, at any time, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by any Obligor or any of its Affiliates and any Notes held by parties who are contractually required to abstain from voting with respect to matters affecting the holders of the Notes).

      "Responsible Officer" shall mean, with respect to any Person, any Senior Financial Officer and any other officer of such Person with responsibility for the administration of the relevant portion of this Agreement.

      "Restricted Subsidiary" shall mean any Subsidiary in which (a) at least a majority of the voting securities are owned by the Obligors and/or one or more Wholly-Owned Restricted Subsidiaries and (b) the Obligors have not designated as an Unrestricted Subsidiary on the Closing Date or by notice in writing given to the holders of Notes in accordance with the provisions of Section 9.6.

      "SEC" shall mean the Securities and Exchange Commission of the United States, or any successor thereto.

      "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

      "Senior Debt" shall mean, as of the date of any determination thereof, all Consolidated Debt, other than Subordinated Debt.

      "Senior Financial Officer" shall mean, with respect to any Person, the chief financial officer, principal accounting officer, treasurer or comptroller of such Person.

      "Series A Notes" is defined in Section 1.

      "Series B Notes" is defined in Section 1.

      "Series C Default Rate" as of any date shall mean that rate of interest that is the greater of (1) 2.00% per annum above the then applicable Adjusted LIBOR Rate or (2) 2.00% per annum over the rate of interest publicly announced by Bank of America, N.A. in New York, New York as its "reference" rate.

      "Series C Notes" is defined in Section 1.

      "Source" is defined in Section 6.3.

      "Subordinated Debt" shall mean all unsecured Debt of the Obligors which shall contain or have applicable thereto subordination provisions providing for the subordination thereof to other Debt of the Obligors (including, without limitation, the obligations of the Obligors under this Agreement or the Notes).

      "Subsidiary" shall mean, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of an Obligor.

      "Successor Corporation" is defined in Section 10.6(b)(1).

      "SVO" shall mean the Securities Valuation Office of the NAIC or any successor thereto.

      "Synthetic Lease" shall mean any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease in accordance with GAAP.

      "Unrestricted Subsidiary" shall mean any Subsidiary so designated by the Obligors on the Closing Date or by notice in writing given to the holders of Notes in accordance with the provisions of Section 9.6.

      "U.S. Dollars" shall mean lawful money of the United States of America.

      "USA Patriot Act" shall mean United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

      "Wholly-Owned Restricted Subsidiary" shall mean, at any time, any Restricted Subsidiary 100% of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Restricted Subsidiaries at such time.

                              DISCLOSURE MATERIALS

                                  SCHEDULE 5.3
                          (to Note Purchase Agreement)

     SUBSIDIARIES OF THE OBLIGORS, OWNERSHIP OF SUBSIDIARY STOCK, AFFILIATES

                                    STATE OF
      SUBSIDIARY                  INCORPORATION              STOCKHOLDER
------------------------          -------------          --------------------
________________________          _____________          ____________________

________________________          _____________          ____________________

________________________          _____________          ____________________

________________________          _____________          ____________________

________________________          _____________          ____________________

________________________          _____________          ____________________

________________________          _____________          ____________________

________________________          _____________          ____________________

________________________          _____________          ____________________

________________________          _____________          ____________________

________________________          _____________          ____________________

________________________          _____________          ____________________

________________________          _____________          ____________________

________________________          _____________          ____________________

________________________          _____________          ____________________

________________________          _____________          ____________________

________________________          _____________          ____________________

________________________          _____________          ____________________

________________________          _____________          ____________________

________________________          _____________          ____________________

________________________          _____________          ____________________

                                  SCHEDULE 5.4
                          (to Note Purchase Agreement)

                              FINANCIAL STATEMENTS

                                  SCHEDULE 5.5
                          (to Note Purchase Agreement)

                           EXISTING DEBT; FUTURE LIENS

                                  SCHEDULE 5.15
                          (to Note Purchase Agreement)

                              FORM OF SERIES A NOTE

                                   BELK, INC.
                           BELK ADMINISTRATION COMPANY
                            BELK INTERNATIONAL, INC.
                           BELK STORES SERVICES, INC.
                BELK-SIMPSON COMPANY, GREENVILLE, SOUTH CAROLINA
                              THE BELK CENTER, INC.
                        UNITED ELECTRONIC SERVICES, INC.
                          BELK ACCOUNTS RECEIVABLE, LLC
                           BELK STORES OF VIRGINIA LLC
                           BELK GIFT CARD COMPANY LLC
                             BELK MERCHANDISING, LLC
                             BELK TEXAS HOLDINGS LLC
                            BELK DEPARTMENT STORES LP

                 5.05% Senior Note, Series A, due July 12, 2012

No. AR-________                                                 _______ __, 20__
$______________                                                  PPN 07783@ AA 4

      FOR VALUE RECEIVED, the undersigned, BELK, INC., a Delaware corporation (the "Company"), BELK ADMINISTRATION COMPANY, a North Carolina corporation ("Administration"), BELK INTERNATIONAL, INC., a North Carolina corporation ("International"), BELK STORES SERVICES, INC., a North Carolina corporation ("Stores Services"), BELK-SIMPSON COMPANY, GREENVILLE, SOUTH CAROLINA, a South Carolina corporation ("Belk-Simpson"), THE BELK CENTER, INC., a North Carolina corporation ("Belk Center"), UNITED ELECTRONIC SERVICES, INC., a Virginia corporation ("United"), BELK ACCOUNTS RECEIVABLE, LLC, a North Carolina limited liability company ("Belk Accounts"), BELK STORES OF VIRGINIA LLC, a North Carolina limited liability company ("Belk Virginia"), BELK GIFT CARD COMPANY LLC, a North Carolina limited liability company ("Belk Gift Card"), BELK MERCHANDISING, LLC, a North Carolina limited liability company ("Merchandising"), BELK TEXAS HOLDINGS LLC, a North Carolina limited liability company ("Belk Holdings"), and BELK DEPARTMENT STORES LP, a North Carolina limited partnership ("Belk Department Stores"), (the Company, Administration, International, Stores Services, Belk-Simpson, Belk Center, United, Belk Accounts, Belk Virginia, Belk Gift Card, Merchandising, Belk Holdings and Belk Department Stores, being sometimes hereinafter referred to individually as an "Obligor" and collectively as the "Obligors"), hereby jointly and severally promise to pay to _____________________ or registered assigns, the principal sum of ______________ DOLLARS (or so much thereof as shall not have been prepaid) on July 12, 2012 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.05% per annum from the date hereof, payable semi-annually, on the twelfth day of January and July in each year and at maturity, commencing on ________, 20__, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum equal to the Default Rate, on any overdue payment of interest and, during the continuance of any Event of Default, on the

                                  EXHIBIT 1(a)
                          (to Note Purchase Agreement)
unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand).

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A., in New York, New York or at such other place as the Obligors shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of the Series A Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement dated as of July 12, 2005 (as from time to time amended, supplemented or modified, the "Note Purchase Agreement"), among the Obligors and the Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Section 6.3 of the Note Purchase Agreement, provided, that such holder may (in reliance upon information provided by the Obligors, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

      This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                    E-1(a)-2

                                       BELK, INC.

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK ADMINISTRATION COMPANY

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK INTERNATIONAL, INC.

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK STORES SERVICES, INC.

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK-SIMPSON COMPANY, GREENVILLE, SOUTH
                                          CAROLINA

                                       By ______________________________________
                                          Name:
                                          Title:

                                       THE BELK CENTER, INC.

                                       By ______________________________________
                                          Name:
                                          Title:

                                    E-1(a)-3

                                       UNITED ELECTRONIC SERVICES, INC.

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK ACCOUNTS RECEIVABLE, LLC

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK STORES OF VIRGINIA LLC

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK GIFT CARD COMPANY LLC

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK MERCHANDISING, LLC

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK TEXAS HOLDINGS LLC

                                       By ______________________________________
                                          Name:
                                          Title:

                                    E-1(a)-4

                                       BELK DEPARTMENT STORES LP

                                          By: Belk, Inc., its General Partner

                                          By ___________________________________
                                             Name:
                                             Title:

                                    E-1(a)-5

                              FORM OF SERIES B NOTE

                                   BELK, INC.
                           BELK ADMINISTRATION COMPANY
                            BELK INTERNATIONAL, INC.
                           BELK STORES SERVICES, INC.
                BELK-SIMPSON COMPANY, GREENVILLE, SOUTH CAROLINA
                              THE BELK CENTER, INC.
                        UNITED ELECTRONIC SERVICES, INC.
                          BELK ACCOUNTS RECEIVABLE, LLC
                           BELK STORES OF VIRGINIA LLC
                           BELK GIFT CARD COMPANY LLC
                             BELK MERCHANDISING, LLC
                             BELK TEXAS HOLDINGS LLC
                            BELK DEPARTMENT STORES LP

                 5.31% Senior Note, Series B, due July 12, 2015

No. BR-______                                                   _______ __, 20__
$____________                                                    PPN 07783@ AB 2

      FOR VALUE RECEIVED, the undersigned, BELK, INC., a Delaware corporation (the "Company"), BELK ADMINISTRATION COMPANY, a North Carolina corporation ("Administration"), BELK INTERNATIONAL, INC., a North Carolina corporation ("International"), BELK STORES SERVICES, INC., a North Carolina corporation ("Stores Services"), BELK-SIMPSON COMPANY, GREENVILLE, SOUTH CAROLINA, a South Carolina corporation ("Belk-Simpson"), THE BELK CENTER, INC., a North Carolina corporation ("Belk Center"), UNITED ELECTRONIC SERVICES, INC., a Virginia corporation ("United"), BELK ACCOUNTS RECEIVABLE, LLC, a North Carolina limited liability company ("Belk Accounts"), BELK STORES OF VIRGINIA LLC, a North Carolina limited liability company ("Belk Virginia"), BELK GIFT CARD COMPANY LLC, a North Carolina limited liability company ("Belk Gift Card"), BELK MERCHANDISING, LLC, a North Carolina limited liability company ("Merchandising"), BELK TEXAS HOLDINGS LLC, a North Carolina limited liability company ("Belk Holdings"), and BELK DEPARTMENT STORES LP, a North Carolina limited partnership ("Belk Department Stores"), (the Company, Administration, International, Stores Services, Belk-Simpson, Belk Center, United, Belk Accounts, Belk Virginia, Belk Gift Card, Merchandising, Belk Holdings and Belk Department Stores, being sometimes hereinafter referred to individually as an "Obligor" and collectively as the "Obligors"), hereby jointly and severally promise to pay to _____________________ or registered assigns, the principal sum of ______________ DOLLARS (or so much thereof as shall not have been prepaid) on July 12, 2015 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.31% per annum from the date hereof, payable semi-annually, on the twelfth day of January and July in each year and at maturity, commencing on ________, 20__, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum equal to the Default Rate, on any overdue payment of interest and, during the continuance of any Event of Default, on the

                                  EXHIBIT 1(b)
                          (to Note Purchase Agreement)
unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand).

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A., in New York, New York or at such other place as the Obligors shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of the Series B Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement dated as of July 12, 2005 (as from time to time amended, supplemented or modified, the "Note Purchase Agreement"), among the Obligors and the Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Section 6.3 of the Note Purchase Agreement, provided, that such holder may (in reliance upon information provided by the Obligors, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

      This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                    E-1(b)-2

                                       BELK, INC.

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK ADMINISTRATION COMPANY

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK INTERNATIONAL, INC.

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK STORES SERVICES, INC.

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK-SIMPSON COMPANY, GREENVILLE, SOUTH
                                          CAROLINA

                                       By ______________________________________
                                          Name:
                                          Title:

                                       THE BELK CENTER, INC.

                                       By ______________________________________
                                          Name:
                                          Title:

                                    E-1(b)-3

                                       UNITED ELECTRONIC SERVICES, INC.

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK ACCOUNTS RECEIVABLE, LLC

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK STORES OF VIRGINIA LLC

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK GIFT CARD COMPANY LLC

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK MERCHANDISING, LLC

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK TEXAS HOLDINGS LLC

                                       By ______________________________________
                                          Name:
                                          Title:

                                    E-1(b)-4

                                       BELK DEPARTMENT STORES LP

                                           By: Belk, Inc., its General Partner

                                           By __________________________________
                                              Name:
                                              Title:

                                    E-1(b)-5

                              FORM OF SERIES C NOTE

                                   BELK, INC.
                           BELK ADMINISTRATION COMPANY
                            BELK INTERNATIONAL, INC.
                           BELK STORES SERVICES, INC.
                BELK-SIMPSON COMPANY, GREENVILLE, SOUTH CAROLINA
                              THE BELK CENTER, INC.
                        UNITED ELECTRONIC SERVICES, INC.
                          BELK ACCOUNTS RECEIVABLE, LLC
                           BELK STORES OF VIRGINIA LLC
                           BELK GIFT CARD COMPANY LLC
                             BELK MERCHANDISING, LLC
                             BELK TEXAS HOLDINGS LLC
                            BELK DEPARTMENT STORES LP

             Floating Rate Senior Note, Series C, due July 12, 2012

No. CR-__                                                       _______ __, 20__
$__________                                                      PPN 07783@ AC 0

      FOR VALUE RECEIVED, the undersigned, BELK, INC., a Delaware corporation (the "Company"), BELK ADMINISTRATION COMPANY, a North Carolina corporation ("Administration"), BELK INTERNATIONAL, INC., a North Carolina corporation ("International"), BELK STORES SERVICES, INC., a North Carolina corporation ("Stores Services"), BELK-SIMPSON COMPANY, GREENVILLE, SOUTH CAROLINA, a South Carolina corporation ("Belk-Simpson"), THE BELK CENTER, INC., a North Carolina corporation ("Belk Center"), UNITED ELECTRONIC SERVICES, INC., a Virginia corporation ("United"), BELK ACCOUNTS RECEIVABLE, LLC, a North Carolina limited liability company ("Belk Accounts"), BELK STORES OF VIRGINIA LLC, a North Carolina limited liability company ("Belk Virginia"), BELK GIFT CARD COMPANY LLC, a North Carolina limited liability company ("Belk Gift Card"), BELK MERCHANDISING, LLC, a North Carolina limited liability company ("Merchandising"), BELK TEXAS HOLDINGS LLC, a North Carolina limited liability company ("Belk Holdings"), and BELK DEPARTMENT STORES LP, a North Carolina limited partnership ("Belk Department Stores"), (the Company, Administration, International, Stores Services, Belk-Simpson, Belk Center, United, Belk Accounts, Belk Virginia, Belk Gift Card, Merchandising, Belk Holdings and Belk Department Stores, being sometimes hereinafter referred to individually as an "Obligor" and collectively as the "Obligors"), hereby jointly and severally promises to pay to _____________________ or registered assigns, the principal sum of ______________ DOLLARS (or so much thereof as shall not have been prepaid) on July 12, 2012 with interest (computed on the basis of a 360-day and actual days elapsed) (a) on the unpaid balance thereof at a floating rate equal to Adjusted LIBOR Rate for the Interest Period in effect from time to time from the date hereof until maturity, payable quarterly in arrears on the twelfth day of each January, April, July and October in each year commencing _________, 20__, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum equal to the Default Rate, on any overdue payment of interest and, during the continuance of any Event of Default, on the

                                  EXHIBIT 1(c)
                          (to Note Purchase Agreement)
unpaid principal balance hereof and on any overdue payment of any Prepayment Premium and overdue payment of any LIBOR Breakage Amount, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).

      Payments of principal of, Prepayment Premium, if any, LIBOR Breakage Amount, if any, and interest on this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A., in New York, New York or at such other place as the Obligors shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of the Series C Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement dated as of July 12, 2005 (as from time to time amended, supplemented or modified, the "Note Purchase Agreement"), among the Obligors and the Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Section 6.3 of the Note Purchase Agreement, provided, that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

      This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including the Prepayment Premium, if any, and any LIBOR Breakage Amount) and with the effect provided in the Note Purchase Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                    E-1(c)-2

                                       BELK, INC.

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK ADMINISTRATION COMPANY

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK INTERNATIONAL, INC.

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK STORES SERVICES, INC.

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK-SIMPSON COMPANY, GREENVILLE, SOUTH
                                         CAROLINA

                                       By ______________________________________
                                          Name:
                                          Title:

                                       THE BELK CENTER, INC.

                                       By ______________________________________
                                          Name:
                                          Title:

                                    E-1(c)-3

                                       UNITED ELECTRONIC SERVICES, INC.

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK ACCOUNTS RECEIVABLE, LLC

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK STORES OF VIRGINIA LLC

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK GIFT CARD COMPANY LLC

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK MERCHANDISING, LLC

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK TEXAS HOLDINGS LLC

                                       By ______________________________________
                                          Name:
                                          Title:

                                    E-1(c)-4

                                       BELK DEPARTMENT STORES LP

                                         By: Belk, Inc., its General Partner

                                         By ____________________________________
                                            Name:
                                            Title:

                                    E-1(c)-5

                            FORM OF JOINDER AGREEMENT

         THIS JOINDER AGREEMENT dated as of ____________, ____, between and among BELK, INC., a Delaware corporation (the "Company"), BELK ADMINISTRATION COMPANY, a North Carolina corporation ("Administration"), BELK INTERNATIONAL, INC., a North Carolina corporation ("International"), BELK STORES SERVICES, INC., a North Carolina corporation ("Stores Services"), BELK-SIMPSON COMPANY, GREENVILLE, SOUTH CAROLINA, a South Carolina corporation ("Belk-Simpson"), THE BELK CENTER, INC., a North Carolina corporation ("Belk Center"), UNITED ELECTRONIC SERVICES, INC., a Virginia corporation ("United"), BELK ACCOUNTS RECEIVABLE, LLC, a North Carolina limited liability company ("Belk Accounts"), BELK STORES OF VIRGINIA LLC, a North Carolina limited liability company ("Belk Virginia"), BELK GIFT CARD COMPANY LLC, a North Carolina limited liability company ("Belk Gift Card"), BELK MERCHANDISING, LLC, a North Carolina limited liability company ("Merchandising"), BELK TEXAS HOLDINGS LLC, a North Carolina limited liability company ("Belk Holdings"), and BELK DEPARTMENT STORES LP, a North Carolina limited partnership ("Belk Department Stores"), (the Company, Administration, International, Stores Services, Belk-Simpson, Belk Center, United, Belk Accounts, Belk Virginia, Belk Gift Card, Merchandising, Belk Holdings and Belk Department Stores, being sometimes hereinafter referred to individually as an "Original Obligor" and collectively as the "Original Obligors"), _______________, a ____________ [corporation] (the "New Obligor"), and each of the holders of the Notes (as defined in the Note Purchase Agreement referred to below) (the "Noteholders"), under that certain Note Purchase Agreement, dated as of July 12, 2005, by and among the Original Obligors and the Noteholders party thereto (the "Note Purchase Agreement").

                                    RECITALS:

         WHEREAS, the New Obligor has become obligated, directly or indirectly, in respect of obligations existing under the Bank Credit Agreement and is a part of an affiliated group of entities with the Original Obligors;

         WHEREAS, Section 9.9(a) of the Note Purchase Agreement requires that any Person which becomes obligated, directly or indirectly, in respect of obligations existing under the Bank Credit Agreement shall promptly execute a joinder agreement to the Note Purchase Agreement and the Notes and join the Note Purchase Agreement and the Notes as an Obligor for all purposes thereunder;

         WHEREAS, the New Obligor wishes to become an Obligor under the Note Purchase Agreement and the Notes and to become obligated to abide by all covenants and agreements of the Obligors under the Note Purchase Agreement and the Notes; and

         WHEREAS, the New Obligor has determined that it is in the best interests of the Obligors to comply with the provisions of the Note Purchase Agreement and for the New Obligor to become an Obligor.

                                    EXHIBIT 2
                          (to Note Purchase Agreement)

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged by the New Obligor, and in order to induce the Noteholders and any future holders of Notes to continue the financial accommodations made to the Obligors under the Note Purchase Agreement and the Notes, the parties hereto hereby agree as follows:

            1. Definitions. Terms not defined herein shall have the meaning assigned to them in the Note Purchase Agreement.

            2. Representations. The Original Obligors and the New Obligor, jointly and severally, represent and warrant to the Noteholders that:

                  (a) The New Obligor meets the requirements of Section 9.9(a)
            of the Note Purchase Agreement and all conditions to the execution and delivery of this Joinder Agreement contained in Section 9.9(a) to the Note Purchase Agreement have been satisfied;

                  (b) This Joinder Agreement has been duly authorized, executed and delivered by the New Obligor and constitutes the legal, valid and binding contract and agreement of such New Obligor enforceable in accordance with its terms, except as an enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; and

                  (c) No Default or Event of Default exists or will result from the designation of the New Obligor as an Obligor, nor would any such Default or Event of Default have resulted had such designation been effective as of the most recently ended fiscal quarter of the Obligors.

            3. Undertakings. The terms and provisions of the Note Purchase Agreement are hereby incorporated into this Joinder Agreement by reference and made a part hereof as if set forth in full herein. The New Obligor hereby agrees to each and every covenant, agreement, term and provision of the Note Purchase Agreement and the Notes (including any amendments and supplements thereto made after the date hereof in accordance with the terms of the Note Purchase Agreement). The New Obligor hereby specifically agrees with the Noteholders as follows:

                  (a) The New Obligor agrees to become, and by this Joinder
            Agreement has become, an Obligor;

                  (b) The New Obligor agrees to be bound by all the terms and provisions of the Note Purchase Agreement and the Notes, including those covenants, agreements and restrictions applicable to Obligors; and

                  (c) The New Obligor agrees that it is liable, jointly and
            severally, with the other Obligors for the payment when due of all obligations payable by the Obligors under the Note Purchase Agreement and the Notes.

                                     E-2-2

      The provisions of this Section 3 shall be effective from the date of this Joinder Agreement until the date on which the Notes have been indefeasibly paid in full in cash.

      4. New Notes. Upon the request of the Required Holders, the Obligors shall execute and deliver new Notes of each series reflecting the addition of the New Obligor as an Obligor under the Notes.

      IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed and delivered by their respective duly authorized officers, as of the date first above written.

                                       Very truly yours,

                                       BELK, INC.

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK ADMINISTRATION COMPANY

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK INTERNATIONAL, INC.

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK STORES SERVICES, INC.

                                       By ______________________________________
                                          Name:
                                          Title:

                                     E-2-3

                                       BELK-SIMPSON COMPANY, GREENVILLE, SOUTH
                                        CAROLINA

                                       By ______________________________________
                                          Name:
                                          Title:

                                       THE BELK CENTER, INC.

                                       By ______________________________________
                                          Name:
                                          Title:

                                       UNITED ELECTRONIC SERVICES, INC.

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK ACCOUNTS RECEIVABLE, LLC

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK STORES OF VIRGINIA LLC

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK GIFT CARD COMPANY LLC

                                       By ______________________________________
                                          Name:
                                          Title:

                                     E-2-4

                                       BELK MERCHANDISING, LLC

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK TEXAS HOLDINGS LLC

                                       By ______________________________________
                                          Name:
                                          Title:

                                       BELK DEPARTMENT STORES LP

                                          By: Belk, Inc., its General Partner

                                          By ___________________________________
                                             Name:
                                             Title:

                                       [NEW OBLIGOR]

                                       By ______________________________________
                                          Name:
                                          Title:

                                     E-2-5

                  FORM OF OPINION OF ASSISTANT GENERAL COUNSEL
                                 TO THE OBLIGORS

      The closing opinion of Luther T. Moore, Esq., Assistant General Counsel of the Obligors, which is called for by Section 4.4(a) of the Note Purchase Agreement, shall be dated the Closing Date and addressed to the Purchasers, shall be satisfactory in scope and form to each Purchaser and shall be to the effect that:

                                   [To Come].

      The opinion of Luther T. Moore, Esq., shall cover such other matters relating to the sale of the Notes as each Purchaser may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the Obligors and their Subsidiaries and shall provide that (i) subsequent holders of the Notes may rely upon such opinion and (ii) such opinion may be provided to Governmental Authorities, including, without limitation, the National Association of Insurance Commissioners.

                                 EXHIBIT 4.4(a)
                          (to Note Purchase Agreement)

                       FORM OF OPINION OF SPECIAL COUNSEL
                                 TO THE OBLIGORS

         The closing opinion of Helms Mulliss & Wicker, PLLC, special counsel to the Obligors, which is called for by Section 4.4(b) of the Note Purchase Agreement, shall be dated the Closing Date and addressed to the Purchasers, shall be satisfactory in scope and form to each Purchaser and shall be to the effect that:

                                   [To Come].

        The opinion of Helms Mulliss & Wicker, PLLC, shall cover such other matters relating to the sale of the Notes as each Purchaser may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the Obligors and their Subsidiaries and shall provide that (i) subsequent holders of the Notes may rely upon such opinion and
(ii) such opinion may be provided to Governmental Authorities, including, without limitation, the National Association of Insurance Commissioners.

                                 EXHIBIT 4.4(b)
                          (to Note Purchase Agreement)

                       FORM OF OPINION OF SPECIAL COUNSEL
                                TO THE PURCHASERS

      The closing opinion of Schiff Hardin LLP, special counsel to the Purchasers, called for by Section 4.4(c) of the Note Purchase Agreement, shall be dated the Closing Date and addressed to each Purchaser, shall be satisfactory in form and substance to each Purchaser and shall be to the effect that:

            1. Each Obligor is a corporation, limited liability company or limited partnership, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

            2. The Note Purchase Agreement has been duly executed and delivered by each Obligor and constitutes the legal, valid and binding contract of each Obligor enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

            3. The Notes being delivered on the date hereof have been duly executed and delivered by each Obligor and constitute the legal, valid and binding obligations of each Obligor enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

            4. The issuance, sale and delivery of the Notes being delivered on the date hereof under the circumstances contemplated by the Note Purchase Agreement do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

      The opinion of Schiff Hardin LLP shall also state that the opinions of Luther T. Moore, Esq., Assistant General Counsel for the Obligors, and Helms Mulliss & Wicker, PLLC, special counsel to the Obligors, is satisfactory in scope and form to Schiff Hardin LLP and that, in their opinion, the Purchasers are justified in relying thereon.

      In rendering the opinion set forth in paragraph 1 above, Schiff Hardin LLP may rely, as to matters referred to in paragraph 1, solely upon an examination of the certificate of incorporation, certificate of formation and certificate of organization of each Obligor certified by, and a certificate of good standing of each Obligor from, the Secretary of State of the state of such Obligor's organization. The opinion of Schiff Hardin LLP is limited to the laws of the State of New York, the general business corporation law of the State of Delaware and the Federal laws of the United States.

      With respect to matters of fact upon which such opinion is based, Schiff Hardin LLP may rely on appropriate certificates of public officials and officers of the Obligors and upon

                                 EXHIBIT 4.4(c)
                          (to Note Purchase Agreement)
representations of the Obligors and the Purchasers delivered in connection with the issuance and sale of the Notes.

                                   E-4.4(c)-2